UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number
811-07458
Tweedy, Browne Fund Inc.
(Exact name of registrant as specified in charter)

One Station Place, Suite 303
Stamford, CT 06902
(Address of principal executive offices) (Zip code)
Frederick C. Teufel, Jr.
Tweedy, Browne Company LLC
One Station Place, Suite 303
Stamford, CT 06902
(Name and address of agent for service)
Registrant's telephone number, including area code:
203-703-0600
Date of fiscal year end:
March 31
Date of reporting period:
March 31, 2025
Item 1. Report to Stockholders
(a) The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

INTERNATIONAL VALUE FUND
(TBGVX)
ANNUAL SHAREHOLDER REPORT | March 31, 2025
This Annual shareholder report contains important information about the Tweedy, Browne International Value Fund (“Fund”) for the period of April 1, 2024 to March 31, 2025 as well as certain changes to the Fund. You can find additional information about the Fund at www.tweedyfunds.com/mutual-funds/international-value-fund-overview/. You can also request this information by contacting us at 1-800-432-4789.
What Were the Fund Expenses for the Last Year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	COSTS OF A $10,000 INVESTMENT	COSTS PAID AS A PERCENTAGE OF A $10,000 INVESTMENT
INTERNATIONAL VALUE FUND (TBGVX)	$144	1.41%
MANAGEMENTS’ DISCUSSION OF FUND PERFORMANCE
Market Overview
International equity markets posted gains over the last twelve months, buoyed by receding inflationary pressures, shifts in monetary policy, and a measured rebound in corporate earnings expectations. In Europe, falling energy prices, a steady decline in headline inflation, and the gradual loosening of financial conditions contributed to a more constructive backdrop for equities. While economic growth remained sluggish in several major eurozone economies, investor sentiment improved as the European Central Bank signaled a pause in rate hikes. Japanese equities benefited from continued progress on corporate governance reforms and a weakening yen for much of the year, which provided a tailwind for exporters. In contrast, Chinese markets faced persistent headwinds tied to property sector weakness and ongoing uncertainty around domestic growth policy.
However, in the final quarter of the fiscal year, market volatility picked up in global equity markets, driven in part by concerns surrounding DeepSeek’s AI model and its potential implications for U.S. leadership in artificial intelligence, and additional uncertainty around prospective tariff measures and their possible impact on prices and economic growth. In response, and after a decade of underperformance, non-U.S. equities rebounded sharply, outpacing their U.S. brethren, and benefitting from strong returns in Europe, attractive relative valuations, and a shift in global investor sentiment.
What Impacted Performance During the Period?
For the twelve-month period ending March 31, 2025, the Tweedy, Browne International Value Fund produced a total return of 4.59%, modestly lagging the 4.88% return for its benchmark, the MSCI EAFE Index (in USD).
Performance attribution reveals that industrials, health care, and financials were among the strongest contributing sectors, while consumer staples, consumer discretionary, and materials detracted from results. On an industry basis, notable strengths included banks, aerospace & defense, pharmaceuticals, and health care providers, whereas beverages, biotechnology, and chemicals detracted from performance.
Geographically, strong equity selection in Switzerland, Singapore, and Germany helped drive returns. In contrast, exposure to the United States, South Korea, and Sweden weighed on absolute performance.
The Fund maintains a policy of hedging its foreign currency exposure, which largely mitigated the effects of currency volatility over the period. This was particularly relevant given the strength of currencies such as the Swedish krona, British pound, and Swiss franc against the U.S. dollar. The Fund’s hedging program, as a result, reduced both the positive and negative effects of foreign exchange movements, in line with its objective to focus on local currency returns.
Top Equity Performance Contributors
Rheinmetall, United Overseas Bank, DBS Group, Roche, BAE Systems, Safran, Zurich Insurance, Fresenius SE, Alphabet, and Novartis.
Top Equity Performance Detractors
Diageo, FMC Corp, Ionis Pharmaceuticals, SCOR, Porsche, Husqvarna, Aalberts, LG Corp, Samsung, and Alten.
How Has the Fund Historically Performed?
The following graph and chart compare the initial and subsequent account values at the end of each of the most recently completed 10 years of the Fund. It assumes a $10,000 initial investment at the beginning of the first year in an appropriate, broad-based securities market index for the same period.
The Fund has changed its comparative broad-based securities market index from MSCI EAFE Index (Hedged to U.S.$) to the MSCI EAFE Index (in U.S.$) in order to comply with new regulatory requirements regarding the presentation of comparative index performance.
GROWTH OF $10,000
AVERAGE ANNUAL TOTAL RETURNS	1 YEAR	5 YEARS	10 YEARS
INTERNATIONAL VALUE FUND (TBGVX)	4.59%	10.75%	4.98%
MSCI EAFE Index (in U.S.$)	4.88%	11.77%	5.40%
MSCI EAFE Index (Hedged to U.S.$)	6.76%	15.59%	8.24%
The preceding performance data represents past performance and is not a guarantee of future results. Total return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data shown. Results are annualized for all periods greater than one year. Please visit www.tweedyfunds.com/mutual-funds/international-value-fund-overview/ to obtain performance data that is current to the most recent month end.
Key Fund Statistics
Fund net assets	$4,531,995,004
Total number of portfolio holdings	91
Total advisory fee paid	$67,456,254
Portfolio turnover rate as of the end of the reporting period	17%
What Did the Fund Invest In?
(as of March 31, 2025)
TOP TEN HOLDINGS 1
Nestlé SA	4.3%
Roche Holding AG	4.2%
BAE Systems plc	4.1%
TotalEnergies SE	3.6%
Heineken Holding NV	3.4%
United Overseas Bank, Ltd.	3.3%
Novartis AG	3.2%
Safran SA	3.2%
Zurich Insurance Group AG	2.8%
SOL SpA	2.7%
SECTOR ALLOCATION
COUNTRY ALLOCATION
1 Excludes short-term investments.
2 Includes cash, Treasury Bills, and money market funds.
3 Other Countries each less than 3% includes Belgium, Chile, China, Croatia, Czech Republic, Finland, Hong Kong, Italy, Mexico, Philippines and Sweden.
Material Fund Changes
There have been no material changes to the Fund since April 1, 2024.
Where Can I Find More Information?
You can find additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting information at www.tweedyfunds.com/mutual-funds/international-value-fund-overview/. You can also request this information by calling 1-800-432-4789.
Important Notice to Shareholders
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 1-800-432-4789 and we will begin sending you separate copies of these materials within 30 days after receiving your request. For additional information, please visit www.tweedyfunds.com/mutual-funds/international-value-fund-overview/.
TBGVX0924

INTERNATIONAL VALUE FUND II -
CURRENCY UNHEDGED (TBCUX)
ANNUAL SHAREHOLDER REPORT | March 31, 2025
This Annual shareholder report contains important information about the Tweedy, Browne International Value Fund II - Currency Unhedged (“Fund”) for the period of April 1, 2024 to March 31, 2025 as well as certain changes to the Fund. You can find additional information about the Fund at www.tweedyfunds.com/mutual-funds/international-value-fund-ii-overview/. You can also request this information by contacting us at 1-800-432-4789.
What Were the Fund Expenses for the Last Year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	COSTS OF A $10,000 INVESTMENT	COSTS PAID AS A PERCENTAGE OF A $10,000 INVESTMENT
INTERNATIONAL VALUE FUND II - CURRENCY UNHEDGED (TBCUX)	$144	1.42%
MANAGEMENTS’ DISCUSSION OF FUND PERFORMANCE
Market Overview
International equity markets posted gains over the last twelve months, buoyed by receding inflationary pressures, shifts in monetary policy, and a measured rebound in corporate earnings expectations. In Europe, falling energy prices, a steady decline in headline inflation, and the gradual loosening of financial conditions contributed to a more constructive backdrop for equities. While economic growth remained sluggish in several major eurozone economies, investor sentiment improved as the European Central Bank signaled a pause in rate hikes. Japanese equities benefited from continued progress on corporate governance reforms and a weakening yen for much of the year, which provided a tailwind for exporters. In contrast, Chinese markets faced persistent headwinds tied to property sector weakness and ongoing uncertainty around domestic growth policy.
However, in the final quarter of the fiscal year, market volatility picked up in global equity markets, driven in part by concerns surrounding DeepSeek’s AI model and its potential implications for U.S. leadership in artificial intelligence, and additional uncertainty around prospective tariff measures and their possible impact on prices and economic growth. In response, and after a decade of underperformance, non-U.S. equities rebounded sharply, out-pacing their U.S. brethren, and benefitting from strong returns in Europe, attractive relative valuations, and a shift in global investor sentiment.
What Impacted Performance During the Period?
The Tweedy, Browne International Value Fund II made financial progress during the period but underperformed its benchmark index. For the twelve months ending March 31, 2025, the Fund returned 2.15% versus 4.88% for the MSCI EAFE Index (in USD).
On an absolute basis, the Fund’s financials, industrials, and health care holdings contributed most meaningfully to performance, with strong showings from banks, aerospace & defense, pharmaceuticals, and financial services. The Fund’s larger-cap holdings also outperformed and provided a helpful tailwind to results.
Conversely, the Fund’s materials, consumer discretionary, and information technology holdings detracted from returns. Within those sectors, chemicals, automobiles, and IT services companies were the most significant industry-level laggards. Smaller and mid-sized companies, particularly those with market capitalizations between $2 billion and $10 billion, were a meaningful drag on performance.
From a geographic perspective, the strongest contributions came from investments in Germany, Singapore, Switzerland, France, and Canada. Holdings in the United States, the United Kingdom, South Korea, the Netherlands, and Sweden detracted from returns. Currency effects were modestly helpful overall, as the U.S. dollar weakened slightly against several of the Fund’s larger currency exposures, including the euro, Swiss franc, and British pound.
Top Equity Performance Contributors
Contributors included Rheinmetall, Tarkett, DBS Group, United Overseas Bank, Roche, Safran, Lassonde Industries, BAE Systems, Berkshire Hathaway, and Fresenius SE.
Top Equity Performance Detractors
Detractors included FMC Corporation, SCOR SE, Ionis Pharmaceuticals, Diageo, Porsche, LG Corp, Aalberts, CNH Industrial, Samsung Electronics, and Brenntag.
How Has the Fund Historically Performed?
The following graph and chart compare the initial and subsequent account values at the end of each of the most recently completed 10 years of the Fund. It assumes a $10,000 initial investment at the beginning of the first year in an appropriate, broad-based securities market index for the same period.
GROWTH OF $10,000
AVERAGE ANNUAL TOTAL RETURNS	1 YEAR	5 YEARS	10 YEARS
INTERNATIONAL VALUE FUND II - CURRENCY UNHEDGED (TBCUX)	2.15%	10.25%	3.91%
MSCI EAFE Index (in U.S.$)	4.88%	11.77%	5.40%
The preceding performance data represents past performance and is not a guarantee of future results. Total return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data shown. Results are annualized for all periods greater than one year. Please visit www.tweedyfunds.com/mutual-funds/international-value-fund-ii-overview/ to obtain performance data that is current to the most recent month end.
Key Fund Statistics
Fund net assets	$180,973,311
Total number of portfolio holdings	73
Total advisory fee paid	$3,106,535
Portfolio turnover rate as of the end of the reporting period	13%
What Did the Fund Invest In?
(as of March 31, 2025)
TOP TEN HOLDINGS 1
DHL Group	4.0%
Kemira Oyj	3.4%
Nestlé SA	3.4%
Tarkett SA	3.3%
Safran SA	3.2%
Roche Holding AG	3.1%
United Overseas Bank, Ltd.	3.0%
BAE Systems plc	2.7%
Novartis AG	2.6%
Winpak, Ltd.	2.3%
SECTOR ALLOCATION
COUNTRY ALLOCATION
1 Excludes short-term investments.
2 Includes cash and money market funds.
3 Other Countries each less than 3% includes Belgium, Chile, China, Italy, Mexico, Netherlands, Philippines and Sweden.
Material Fund Changes
There have been no material changes to the Fund since April 1, 2024.
Where Can I Find More Information?
You can find additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting information at www.tweedyfunds.com/mutual-funds/international-value-fund-ii-overview/. You can also request this information by calling 1-800-432-4789.
Important Notice to Shareholders
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 1-800-432-4789 and we will begin sending you separate copies of these materials within 30 days after receiving your request. For additional information, please visit www.tweedyfunds.com/mutual-funds/international-value-fund-ii-overview/.
TBCUX0924

VALUE FUND
(TWEBX)
ANNUAL SHAREHOLDER REPORT | March 31, 2025
This Annual shareholder report contains important information about the Tweedy, Browne Value Fund (“Fund”) for the period of April 1, 2024 to March 31, 2025 as well as certain changes to the Fund. You can find additional information about the Fund at www.tweedyfunds.com/mutual-funds/value-fund-overview/. You can also request this information by contacting us at 1-800-432-4789.
What Were the Fund Expenses for the Last Year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	COSTS OF A $10,000 INVESTMENT	COSTS PAID AS A PERCENTAGE OF A $10,000 INVESTMENT
VALUE FUND (TWEBX)	$141	1.40%
MANAGEMENTS’ DISCUSSION OF FUND PERFORMANCE
Market Overview
Global equity markets continued their advance over much of the past fiscal year, with U.S. stocks again leading the charge, bolstered by ongoing investor enthusiasm for artificial intelligence and a rather resilient domestic economy. That said, the gains were uneven, with market breadth remaining narrow and a handful of mega-cap U.S. technology stocks continuing to account for a significant share of overall returns. Returns outside the U.S. for much of the fiscal year were more modest, particularly in Europe and Japan, where economic data was mixed, and geopolitical uncertainties persisted.
In the final quarter of the fiscal year, market volatility picked up, driven in part by concerns surrounding the emergence of DeepSeek’s AI model and its potential implications for U.S. leadership in artificial intelligence, and additional uncertainty around prospective tariff measures and their possible impact on prices and economic growth. In response, and after a decade of underperformance, non-U.S. equities rebounded sharply, outpacing their U.S. brethren, and benefitting from strong returns in Europe, attractive relative valuations, and a shift in global investor sentiment.
What Impacted Performance During the Period?
In this continued risk-on environment, the Tweedy, Browne Value Fund made financial progress but underperformed its benchmark index. For the twelve months ending March 31, 2025, the Fund produced a return of 2.11%, versus 7.04% for the MSCI World Index (in USD).
On an absolute basis, returns were led by the Fund’s financials, health care, and industrial holdings. Banks and financial services companies in particular were strong contributors, as were health care providers and select defense-related businesses. The Fund’s exposure to larger-cap companies also aided performance, as market leadership remained concentrated in the upper end of the capitalization spectrum.
Performance was hindered by weakness in the Fund’s materials, consumer discretionary, and information technology holdings. Within these sectors, chemicals and beverages were among the most significant detractors, as were the Fund’s biotechnology and automobiles companies. The Fund’s small- and mid-cap holdings, which broadly lagged their larger-cap counterparts, were also a meaningful drag on returns.
From a geographic standpoint, holdings in Germany, Switzerland, Singapore, and the United States contributed positively, while investments in France, the United Kingdom, Sweden, and South Korea detracted.
The Fund’s foreign currency hedging policy modestly reduced returns in U.S. dollars during the period as the U.S. dollar weakened against several of the Fund’s largest currency exposures, leading to losses on associated forward currency contracts.
Top Equity Performance Contributors
Contributors included Rheinmetall, Berkshire Hathaway, Wells Fargo, Roche, United Overseas Bank, Fresenius SE, Safran, Alphabet, Prudential, and Tarkett.
Top Equity Performance Detractors
Detractors included FMC Corporation, SCOR SE, Porsche, Ionis Pharmaceuticals, Diageo, Husqvarna, FedEx, Aalberts, Sealed Air, and Rubis.
How Has the Fund Historically Performed?
The following graph and chart compare the initial and subsequent account values at the end of each of the most recently completed 10 years of the Fund. It assumes a $10,000 initial investment at the beginning of the first year in an appropriate, broad-based securities market index for the same period.
The Fund has changed its comparative broad-based securities market index from MSCI World Index (Hedged to U.S.$) to the MSCI World Index (in U.S.$) in order to comply with new regulatory requirements regarding the presentation of comparative index performance.
GROWTH OF $10,000
AVERAGE ANNUAL TOTAL RETURNS	1 YEAR	5 YEARS	10 YEARS
VALUE FUND (TWEBX)	2.11%	11.35%	5.61%
MSCI World Index (in U.S.$)	7.04%	16.13%	9.50%
MSCI World 100% Hedged to U.S.$ Index	7.69%	17.22%	10.44%
The preceding performance data represents past performance and is not a guarantee of future results. Total return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data shown. Results are annualized for all periods greater than one year. Please visit www.tweedyfunds.com/mutual-funds/value-fund-overview/ to obtain performance data that is current to the most recent month end.
Key Fund Statistics
Fund net assets	$416,347,689
Total number of portfolio holdings	86
Total advisory fee paid	$5,425,029
Portfolio turnover rate as of the end of the reporting period	18%
What Did the Fund Invest In?
(as of March 31, 2025)
TOP TEN HOLDINGS 1
Berkshire Hathaway, Inc.	5.2%
Wells Fargo & Co.	3.7%
TotalEnergies SE	3.7%
Roche Holding AG	3.5%
Safran SA	3.0%
Nestlé SA	2.9%
United Overseas Bank, Ltd.	2.5%
Teleperformance SE	2.3%
Heineken Holding NV	2.2%
Johnson & Johnson	2.2%
SECTOR ALLOCATION
COUNTRY ALLOCATION
1 Excludes short-term investments.
2 Includes cash, Treasury Bills, and money market funds.
3 Other Countries each less than 3% includes Belgium, Canada, Chile, Finland, Hong Kong, Mexico, Philippines, Singapore and Sweden.
Material Fund Changes
There have been no material changes to the Fund since April 1, 2024.
Where Can I Find More Information?
You can find additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting information at www.tweedyfunds.com/mutual-funds/value-fund-overview/. You can also request this information by calling 1-800-432-4789.
Important Notice to Shareholders
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 1-800-432-4789 and we will begin sending you separate copies of these materials within 30 days after receiving your request. For additional information, please visit www.tweedyfunds.com/mutual-funds/value-fund-overview/.
TWEBX0924
WORLDWIDE HIGH DIVIDEND YIELD
VALUE FUND (TBHDX)
ANNUAL SHAREHOLDER REPORT | March 31, 2025
This Annual shareholder report contains important information about the Tweedy, Browne Worldwide High Dividend Yield Value Fund (“Fund”) for the period of April 1, 2024 to March 31, 2025 as well as certain changes to the Fund. You can find additional information about the Fund at www.tweedyfunds.com/mutual-funds/worldwide-high-dividend-yield-value-fund-overview/. You can also request this information by contacting us at 1-800-432-4789.
What Were the Fund Expenses for the Last Year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	COSTS OF A $10,000 INVESTMENT	COSTS PAID AS A PERCENTAGE OF A $10,000 INVESTMENT
WORLDWIDE HIGH DIVIDEND YIELD VALUE FUND (TBHDX)	$143	1.41%
MANAGEMENTS’ DISCUSSION OF FUND PERFORMANCE
Market Overview
Global equity markets continued their advance over much of the past fiscal year, with U.S. stocks again leading the charge, bolstered by ongoing investor enthusiasm for artificial intelligence and a rather resilient domestic economy. That said, the gains were uneven, with market breadth remaining narrow and a handful of mega-cap technology stocks continuing to account for a significant share of overall returns. Outside the U.S., returns were more modest, particularly in Europe and Japan, where economic data was mixed, and geopolitical uncertainties persisted. Dividend-oriented stocks generally lagged in this “risk on” environment which persisted for much of the year.
In the final quarter of the fiscal year, market volatility picked up, driven in part by concerns surrounding the emergence of DeepSeek’s AI model and its potential implications for U.S. leadership in artificial intelligence, and additional uncertainty around prospective tariff measures and their possible impact on prices and economic growth. In response, and after a decade of underperformance, non-U.S. equities rebounded sharply, outpacing their U.S. brethren, and benefitting from strong returns in Europe, attractive relative valuations, and a shift in global investor sentiment. In this more “risk off” environment, dividend-oriented equities outperformed broad market indices.
What Impacted Performance During the Period?
The Tweedy, Browne Worldwide High Dividend Yield Fund advanced during the period but trailed its benchmark. For the twelve months ending March 31, 2025, the Fund returned 3.14%, compared to 7.04% for the MSCI World Index (in USD).
On an absolute basis, the Fund’s financials, industrial, and health care holdings were the primary contributors to return. Aerospace & defense, pharmaceutical, and banks performed particularly well. Larger-cap holdings significantly outpaced their smaller-cap counterparts, contributing meaningfully to overall results.
Performance was held back by select materials, consumer discretionary, and consumer staples holdings. Within these sectors, chemicals, beverages, and specialty retail were among the most significant detractors.
From a geographic standpoint, the Fund benefited from strong returns in Singapore, Switzerland, Germany, and Hong Kong  while holdings in Britain, Sweden, Japan, and South Korea detracted. In U.S. dollar terms, currency movements had a modestly positive impact on returns, as the U.S. dollar weakened against a number of the Fund’s developed-market exposures, including the Swiss franc, euro, and British pound.
Top Equity Performance Contributors
Contributors included DBS Group, Roche, United Overseas Bank, Uni-President, Fresenius SE, BAE Systems, Tarkett, Safran, Zurich Insurance, and Kemira OYJ.
Top Equity Performance Detractors
Detractors included Diageo, SCOR, FMC Corp, GSK PLC, Aalberts, SThree PLC, Rubis, LG Corp, Husqvarna, and Shoei.
How Has the Fund Historically Performed?
The following graph and chart compare the initial and subsequent account values at the end of each of the most recently completed 10 years of the Fund. It assumes a $10,000 initial investment at the beginning of the first year in an appropriate, broad-based securities market index for the same period.
GROWTH OF $10,000
AVERAGE ANNUAL TOTAL RETURNS	1 YEAR	5 YEARS	10 YEARS
WORLDWIDE HIGH DIVIDEND YIELD VALUE FUND (TBHDX)	3.14%	8.90%	4.28%
MSCI World Index (in U.S.$)	7.04%	16.13%	9.50%
MSCI World High Dividend Yield Index (in U.S.$)	9.04%	12.12%	7.00%
The preceding performance data represents past performance and is not a guarantee of future results. Total return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data shown. Results are annualized for all periods greater than one year. Please visit www.tweedyfunds.com/mutual-funds/worldwide-high-dividend-yield-value-fund-overview/ to obtain performance data that is current to the most recent month end.
Key Fund Statistics
Fund net assets	$59,797,703
Total number of portfolio holdings	56
Total advisory fee paid	$736,119
Portfolio turnover rate as of the end of the reporting period	7%
What Did the Fund Invest In?
(as of March 31, 2025)
TOP TEN HOLDINGS 1
Nestlé SA	4.8%
BAE Systems plc	3.8%
Roche Holding AG	3.6%
Kemira Oyj	3.5%
Safran SA	3.0%
Novartis AG	3.0%
Diageo plc	3.0%
Rubis SCA	2.8%
DBS Group Holdings, Ltd.	2.8%
United Overseas Bank, Ltd.	2.6%
SECTOR ALLOCATION
COUNTRY ALLOCATION
1 Excludes short-term investments.
2 Includes cash and money market funds.
3 Other Countries each less than 3% includes Belgium, Netherlands and South Korea.
Material Fund Changes
There have been no material changes to the Fund since April 1, 2024.
Where Can I Find More Information?
You can find additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting information at www.tweedyfunds.com/mutual-funds/worldwide-high-dividend-yield-value-fund-overview/. You can also request this information by calling 1-800-432-4789.
Important Notice to Shareholders
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 1-800-432-4789 and we will begin sending you separate copies of these materials within 30 days after receiving your request. For additional information, please visit www.tweedyfunds.com/mutual-funds/worldwide-high-dividend-yield-value-fund-overview/.
TBHDX0924
TWEEDY, BROWNE FUND INC.

(b)	The registrant has not yet relied upon Rule 30e-3 of the Act.

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

During the period covered by this report, there were no amendments to a provision of the code of ethics referenced in 2(a) above that relates to any element of the code of ethics definition enumerated in paragraph (b) of Item 2 of Form N-CSR.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(f)(1)

A copy of registrant’s code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as Exhibit 19(a)(1) to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that Jeannine G. Caruso is qualified to serve as an audit committee financial expert serving on its audit committee and that she is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $244,740 for 2024 and $250,000 for 2025.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for 2024 and $0 for 2025.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $127,480 for 2024 and $140,565 for 2025.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for 2024 and $0 for 2025.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The registrant’s Audit Committee reviews, negotiates and approves in advance the scope of work, any related engagement letter and the fees to be charged by the independent auditors for audit services and, subject to any de minimis exceptions, permitted non-audit services for the registrant and permitted non-audit services for the registrant’s investment adviser and any affiliates thereof that provide services to the registrant if such non-audit services have a direct impact on the operations or financial reporting of the registrant.

(e)(2)	There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception (Rule 2-01(c)(7)(i)(C) of Regulation S-X) for the last two fiscal years.

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $255,217 for 2024 and $234,265 for 2025.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)	Not applicable.

(j)	The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)

Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in § 210.1212 of Regulation S-X [17 CFR 210.12-12], is included in the financial statements filed under Item 7 of this form.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

The annual Financial Statements and Financial Highlights are attached herewith.

Tweedy, Browne Fund Inc.

Annual Report

TWEEDY, BROWNE INTERNATIONAL VALUE FUND (TBGVX)
TWEEDY, BROWNE INTERNATIONAL VALUE FUND II – CURRENCY UNHEDGED (TBCUX)
TWEEDY, BROWNE VALUE FUND (TWEBX)
TWEEDY, BROWNE WORLDWIDE HIGH DIVIDEND YIELD VALUE FUND (TBHDX)

March 31, 2025

Tweedy, Browne Fund INC.

INVESTMENT TEAM

* MANAGING DIRECTOR/INVESTMENT COMMITTEE MEMBER

† MANAGEMENT COMMITTEE MEMBER

Tweedy, Browne Fund INC.

Tweedy, Browne International Value Fund

Portfolio of Investments

March 31, 2025

Shares		Value*

COMMON STOCKS—94.0%

	Belgium—0.4%
926,488	Fagron NV	$18,972,053

	Canada—4.0%
251,390	Lassonde Industries, Inc., Class A(a)	36,818,133
1,124,700	National Bank of Canada	92,812,659
1,926,024	Winpak, Ltd.	52,457,975

		182,088,767

	China—2.2%
8,383,895	Haitian International Holdings, Ltd.	22,272,400
6,463,000	Shanghai Mechanical and Electrical Industry Co., Ltd., Class B	7,488,607
15,974,780	Uni-President China Holdings, Ltd.	18,390,756
2,768,830	Wuliangye Yibin Co., Ltd., Class A	50,189,295

		98,341,058

	Czech Republic—0.1%
2,800	Philip Morris CR a.s	2,167,787

	Finland—1.4%
2,919,753	Kemira Oyj	63,443,905

	France—12.4%
376,664	Alten SA	36,723,050
548,916	Arkema SA	41,988,379
2,392,742	Rubis SCA	67,531,275
540,717	Safran SA	142,217,016
149,932	Sopra Steria Group	27,840,199
1,527,083	Tarkett SA(b)	28,207,392
555,425	Teleperformance SE	55,791,817
2,538,022	TotalEnergies SE	163,365,972

		563,665,100

	Germany—6.9%
606,940	Brenntag SE	39,300,370
2,644,654	DHL Group	113,428,201
1,084,451	Fresenius SE & Co., KGaA(b)	46,252,093
42,354	KSB SE & Co., KGaA	37,441,766
53,538	Rheinmetall AG	76,530,815

		312,953,245

	Hong Kong—2.4%
1,309,676	Great Eagle Holdings, Ltd.	2,261,030
12,583,508	Hang Lung Group, Ltd.	18,531,760
2,791,715	Johnson Electric Holdings, Ltd.	5,634,463
7,667,170	Prudential plc	82,672,583
2,500,000	TAI Cheung Holdings, Ltd.	978,950

		110,078,786

	Italy—2.7%
2,995,385	SOL SpA	120,850,216

	Japan—7.6%
1,218,825	ADEKA Corp.	22,075,158

Shares		Value*

	Japan (continued)
1,046,175	Fuso Chemical Co., Ltd.	$24,263,992
481,855	Hosokawa Micron Corp.	13,195,716
2,751,105	Kanadevia Corp.	16,995,719
1,958,145	Koito Manufacturing Co., Ltd.	24,224,662
3,363,180	Kuraray Co., Ltd.	41,567,415
1,567,485	Mitsubishi Gas Chemical Co., Inc.	24,563,559
902,365	Nifco, Inc.	21,750,796
164,400	Nippon Kanzai Holdings Co., Ltd.	2,926,636
403,915	Nippon Sanso Holdings Corp.	12,289,466
820,800	Niterra Co., Ltd.	25,114,176
104,825	Okamoto Industries, Inc.	3,557,525
270,565	Shoei Co., Ltd.	3,088,451
1,162,405	Star Micronics Co., Ltd.	15,154,514
2,450,385	Subaru Corp.	44,016,406
625,760	Sumitomo Heavy Industries, Ltd.	12,857,008
657,770	Taikisha, Ltd.	10,118,895
1,317,955	Takara Holdings, Inc.	10,117,331
588,565	Transcosmos, Inc.(b)	12,584,254
164,305	YAMABIKO Corp.	2,639,923

		343,101,602

	Mexico—2.4%
976,029	Coca-Cola FEMSA SAB de CV, Sponsored ADR	89,101,687
9,067,593	Megacable Holdings SAB de CV	18,969,999

		108,071,686

	Netherlands—4.4%
1,299,825	Aalberts NV	44,273,642
2,160,839	Heineken Holding NV	156,228,852

		200,502,494

	Philippines—0.1%
22,609,020	Alliance Global Group, Inc.	2,402,147

	Singapore—4.4%
1,434,849	DBS Group Holdings, Ltd.	49,254,458
5,323,381	United Overseas Bank, Ltd.	150,145,765

		199,400,223

	South Korea—3.8%
132,322	Binggrae Co., Ltd.	8,421,763
219,167	DB Insurance Co., Ltd.	13,239,366
167,062	Dentium Co., Ltd.	8,096,060
1,017,582	Hana Financial Group, Inc.	41,548,230
998,776	LG Corp.	44,050,632
991,707	LX Holdings Corp.	4,331,535
1,311,490	Samsung Electronics Co., Ltd.	51,994,642

		171,682,228

	Sweden—2.6%
334,776	Autoliv, Inc.	29,610,937
169,601	SKF AB, Class B	3,438,167
2,266,594	Trelleborg AB, Class B	84,354,584

		117,403,688

	Switzerland—17.1%
142,761	Coltene Holding AG, Registered	10,149,854
1,925,964	Nestlé SA, Registered	194,620,427

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne International Value Fund

Portfolio of Investments

March 31, 2025

Shares		Value*

	Switzerland (continued)
1,284,801	Novartis AG, Registered	$142,694,525
63,203	Phoenix Mecano AG, Registered(a)(b)	31,258,367
579,564	Roche Holding AG	190,739,748
377,500	TX Group AG	76,374,682
182,821	Zurich Insurance Group AG	127,603,329

		773,440,932

	United Kingdom—15.6%
4,003,983	Babcock International Group plc	37,650,760
9,172,199	BAE Systems plc	185,066,217
9,789,735	CNH Industrial NV	120,217,946
1,665,825	Computacenter plc	52,861,657
4,130,268	CVS Group plc(a)	53,524,680
4,396,459	Diageo plc	114,802,166
2,704,933	Grafton Group plc	30,112,417
1,968,375	Howden Joinery Group plc	18,394,546
5,273,360	Inchcape plc	45,604,149
15,698,026	Johnson Service Group plc	26,989,287
1,435,532	Pets at Home Group plc	4,031,336
2,567,623	SThree plc	8,807,468
16,292,379	Vertu Motors plc	11,093,612

		709,156,241

	United States—3.5%
387,554	Alphabet, Inc., Class A	59,931,350
2,350,482	Ionis Pharmaceuticals, Inc.(b)	70,914,042
177,077	Johnson & Johnson	29,366,450

		160,211,842

TOTAL COMMON STOCKS (Cost $2,541,901,858)		4,257,934,000

PREFERRED STOCKS—0.7%

	Chile—0.7%
11,044,000	Embotelladora Andina SA, Class A	31,667,645

Shares		Value*

	Croatia—0.0%(c)
30,000	Adris Grupa DD	$2,044,876

TOTAL PREFERRED STOCKS (Cost $27,757,014)		33,712,521

REGISTERED INVESTMENT COMPANY—3.0%
133,271,694	Dreyfus Treasury Securities Cash Management– Institutional Shares 4.17%(d) (Cost $133,271,694)	133,271,694

Face Value

U.S. TREASURY BILL—1.1%
$50,000,000	4.396%(e) due 04/10/2025 (Cost $49,946,671)	49,946,906

INVESTMENTS IN SECURITIES (Cost $2,752,877,237)	98.8%	4,474,865,121

UNREALIZED APPRECIATION ON FORWARD CONTRACTS (Net)	0.7	32,401,974

OTHER ASSETS AND LIABILITIES (Net)	0.5	24,727,909

NET ASSETS	100.0%	$4,531,995,004

* See Note 2 in Notes to Financial Statements.
(a) “Affiliated company” as defined by the Investment Company Act of 1940. See Note 4.
(b) Non-income producing security.
(c) Amount represents less than 0.1% of net assets.
(d) Rate disclosed is the 7-day yield at March 31, 2025.
(e) Rate represents annualized yield at date of purchase.

Abbreviations:
ADR	—	American Depositary Receipt

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne International Value Fund

Schedule of Forward Exchange Contracts

March 31, 2025

Contracts		Counter- party	Settlement Date	Contract Value on Origination Date	Value 03/31/25*	Unrealized Appreciation (Depreciation)
FORWARD EXCHANGE CONTRACTS TO BUY(a)
250,000,000	Chinese Yuan	JPM	4/23/25	$34,665,567	$34,468,765	$(196,802)
300,000,000	Chinese Yuan	JPM	4/30/25	41,331,489	41,385,019	53,530
50,000,000	Great Britain Pound Sterling	JPM	7/28/25	63,154,500	64,526,168	1,371,668
70,000,000	Singapore Dollar	NTC	4/23/25	51,417,432	52,146,442	729,010
57,000,000,000	South Korean Won	SSB	4/1/25	38,868,053	38,711,737	(156,316)

TOTAL				$229,437,041	$231,238,131	$1,801,090

FORWARD EXCHANGE CONTRACTS TO SELL(a)
44,000,000	Canadian Dollar	NTC	4/3/25	$(32,547,508)	$(30,575,980)	$1,971,528
55,000,000	Canadian Dollar	NTC	9/11/25	(40,977,530)	(38,514,026)	2,463,504
33,000,000	Canadian Dollar	NTC	12/18/25	(23,652,523)	(23,205,813)	446,710
50,000,000	Canadian Dollar	SSB	1/6/26	(35,240,751)	(35,188,649)	52,102
12,850,000,000	Chilean Peso	SSB	4/3/25	(13,041,713)	(13,498,140)	(456,427)
12,000,000,000	Chilean Peso	JPM	1/13/26	(11,930,801)	(12,543,167)	(612,366)
250,000,000	Chinese Yuan	JPM	4/23/25	(35,193,917)	(34,468,765)	725,152
300,000,000	Chinese Yuan	JPM	4/30/25	(42,216,656)	(41,385,019)	831,637
250,000,000	Chinese Yuan	SSB	5/9/25	(35,270,880)	(34,506,794)	764,086
280,000,000	Chinese Yuan	JPM	6/6/25	(39,537,971)	(38,714,908)	823,063
100,000,000	European Union Euro	NTC	4/15/25	(110,133,500)	(108,107,729)	2,025,771
100,000,000	European Union Euro	SSB	4/23/25	(108,357,000)	(108,154,576)	202,424
110,000,000	European Union Euro	BNY	5/23/25	(121,689,040)	(119,172,193)	2,516,847
75,000,000	European Union Euro	NTC	6/6/25	(82,540,125)	(81,319,729)	1,220,396
75,000,000	European Union Euro	BNY	6/10/25	(82,835,250)	(81,338,844)	1,496,406
90,000,000	European Union Euro	SSB	12/12/25	(96,753,600)	(98,601,169)	(1,847,569)
75,000,000	European Union Euro	NTC	12/17/25	(81,008,925)	(82,188,920)	(1,179,995)
65,000,000	European Union Euro	SSB	12/17/25	(70,176,600)	(71,230,397)	(1,053,797)
50,000,000	Great Britain Pound Sterling	JPM	7/28/25	(64,911,500)	(64,526,168)	385,332
75,000,000	Great Britain Pound Sterling	NTC	8/14/25	(95,168,250)	(96,783,487)	(1,615,237)
94,000,000	Great Britain Pound Sterling	NTC	8/26/25	(120,884,000)	(121,296,869)	(412,869)
75,000,000	Great Britain Pound Sterling	NTC	9/26/25	(98,813,250)	(96,768,906)	2,044,344
52,000,000	Great Britain Pound Sterling	JPM	10/10/25	(67,978,040)	(67,086,852)	891,188
49,000,000	Hong Kong Dollar	SSB	5/9/25	(6,309,501)	(6,304,744)	4,757
315,000,000	Hong Kong Dollar	NTC	5/14/25	(40,582,324)	(40,534,911)	47,413
2,700,000,000	Japanese Yen	SSB	6/30/25	(17,918,376)	(18,238,955)	(320,579)
6,400,000,000	Japanese Yen	JPM	8/21/25	(45,435,829)	(43,460,171)	1,975,658
2,200,000,000	Japanese Yen	JPM	8/29/25	(15,817,462)	(14,951,516)	865,946
6,100,000,000	Japanese Yen	JPM	9/11/25	(43,650,936)	(41,511,033)	2,139,903
3,800,000,000	Japanese Yen	BNY	10/2/25	(27,462,600)	(25,913,829)	1,548,771
3,500,000,000	Japanese Yen	SSB	12/22/25	(23,893,558)	(24,043,293)	(149,735)
2,200,000,000	Japanese Yen	JPM	1/13/26	(14,574,043)	(15,143,134)	(569,091)
5,800,000,000	Japanese Yen	SSB	2/19/26	(39,773,701)	(40,057,460)	(283,759)
770,000,000	Japanese Yen	SSB	4/7/26	(5,318,208)	(5,340,342)	(22,134)
290,000,000	Mexican Peso	BNY	4/15/25	(16,624,151)	(14,146,203)	2,477,948
265,000,000	Mexican Peso	NTC	4/23/25	(14,975,136)	(12,912,611)	2,062,525
290,000,000	Mexican Peso	BNY	5/23/25	(16,405,499)	(14,074,665)	2,330,834
100,000,000	Mexican Peso	JPM	6/9/25	(5,373,672)	(4,842,730)	530,942
73,000,000	Mexican Peso	NTC	9/11/25	(3,479,836)	(3,493,897)	(14,061)
155,000,000	Philippine Peso	SSB	4/3/25	(2,743,363)	(2,708,419)	34,944
37,800,000	Philippine Peso	JPM	11/26/25	(637,867)	(657,329)	(19,462)
70,000,000	Singapore Dollar	NTC	4/23/25	(52,262,207)	(52,146,442)	115,765
40,000,000	Singapore Dollar	NTC	5/14/25	(30,122,750)	(29,829,966)	292,784
75,000,000	Singapore Dollar	SSB	7/3/25	(56,114,540)	(56,071,027)	43,513
67,000,000	Singapore Dollar	JPM	7/18/25	(50,429,023)	(50,126,809)	302,214
75,000,000	Singapore Dollar	SSB	11/24/25	(56,749,738)	(56,460,122)	289,616
57,000,000,000	South Korean Won	SSB	4/1/25	(43,219,472)	(38,711,737)	4,507,735
55,000,000,000	South Korean Won	JPM	5/23/25	(41,548,631)	(37,456,516)	4,092,115
36,000,000,000	South Korean Won	JPM	12/12/25	(25,883,453)	(24,775,191)	1,108,262
40,000,000,000	South Korean Won	JPM	3/11/26	(27,901,202)	(27,642,413)	258,789

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne International Value Fund

Schedule of Forward Exchange Contracts

March 31, 2025

Contracts		Counter- party	Settlement Date	Contract Value on Origination Date	Value 03/31/25*	Unrealized Appreciation (Depreciation)
FORWARD EXCHANGE CONTRACTS TO SELL(a) (continued)
69,000,000,000	South Korean Won	SSB	4/7/26	$(47,830,306)	$(47,739,001)	$91,305
355,000,000	Swedish Krona	NTC	4/15/25	(33,881,967)	(35,372,817)	(1,490,850)
500,000,000	Swedish Krona	SSB	5/9/25	(46,357,806)	(49,892,923)	(3,535,117)
50,000,000	Swiss Franc	NTC	4/23/25	(57,039,209)	(56,668,705)	370,504
36,000,000	Swiss Franc	NTC	5/23/25	(41,436,941)	(40,946,435)	490,506
120,000,000	Swiss Franc	SSB	12/22/25	(140,581,068)	(139,719,829)	861,239
85,000,000	Swiss Franc	JPM	1/7/26	(98,330,692)	(99,134,455)	(803,763)
40,000,000	Swiss Franc	JPM	2/6/26	(45,949,732)	(46,798,904)	(849,172)
25,000,000	Swiss Franc	SSB	4/7/26	(29,565,400)	(29,433,011)	132,389

TOTAL				$(2,777,039,529)	$(2,746,438,645)	$30,600,884

Unrealized Appreciation on Forward Contracts (Net)						$32,401,974

*	See Note 2 in Notes to Financial Statements.
(a)	Primary risk exposure being hedged against is currency risk.

Counterparty Abbreviations:

BNY — The Bank of New York Mellon

JPM — JPMorgan Chase Bank NA

NTC — Northern Trust Company

SSB — State Street Bank and Trust Company

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne International Value Fund II - Currency Unhedged

Portfolio of Investments

March 31, 2025

Shares		Value*

COMMON STOCKS—95.7%

	Belgium—0.9%
79,510	Fagron NV	$1,628,157

	Canada—4.9%
1,750	E-L Financial Corp., Ltd.	1,547,855
21,490	Lassonde Industries, Inc., Class A	3,147,387
154,890	Winpak, Ltd.	4,218,647

		8,913,889

	China—2.3%
515,680	Haitian International Holdings, Ltd.	1,369,940
357,122	Shanghai Mechanical and Electrical Industry Co., Ltd., Class B	413,793
131,955	Wuliangye Yibin Co., Ltd., Class A	2,391,887

		4,175,620

	Finland—3.4%
287,855	Kemira Oyj	6,254,860

	France—16.2%
38,225	Alten SA	3,726,766
22,370	Arkema SA	1,711,154
123,575	Rubis SCA	3,487,705
21,964	Safran SA	5,776,875
7,040	Sopra Steria Group	1,307,226
321,292	Tarkett SA(a)	5,934,719
34,195	Teleperformance SE	3,434,849
60,820	TotalEnergies SE	3,914,828

		29,294,122

	Germany—6.4%
18,075	Brenntag SE	1,170,386
169,154	DHL Group	7,254,950
2,163	Rheinmetall AG	3,091,938

		11,517,274

	Hong Kong—3.1%
1,663,100	Chow Sang Sang Holdings International, Ltd.	1,509,943
405,955	Hang Lung Group, Ltd.	597,851
45,710	Luk Fook Holdings International, Ltd.	89,990
314,120	Prudential plc	3,387,053

		5,584,837

	Italy—0.6%
28,467	SOL SpA	1,148,515

	Japan—12.6%
103,690	ADEKA Corp.	1,878,016
12,000	Fukuda Denshi Co., Ltd.	514,586
50,620	Fuso Chemical Co., Ltd.	1,174,032
111,630	Inaba Denki Sangyo Co., Ltd.	2,853,284
20,600	Kamigumi Co., Ltd.	483,564
199,525	Kanadevia Corp.	1,232,621
89,190	Koito Manufacturing Co., Ltd.	1,103,390
155,825	Kuraray Co., Ltd.	1,925,928
108,510	Mitsubishi Gas Chemical Co., Inc.	1,700,426
48,080	Nifco, Inc.	1,158,930

Shares		Value*

	Japan (continued)
24,910	Okamoto Industries, Inc.	$845,389
86,595	Star Micronics Co., Ltd.	1,128,957
142,920	Subaru Corp.	2,567,280
88,120	Taikisha, Ltd.	1,355,606
117,505	Takara Holdings, Inc.	902,032
92,200	Transcosmos, Inc.(a)	1,971,351

		22,795,392

	Mexico—2.3%
21,462	Coca-Cola FEMSA SAB de CV, Sponsored ADR	1,959,266
1,079,344	Megacable Holdings SAB de CV	2,258,058

		4,217,324

	Netherlands—2.7%
53,075	Aalberts NV	1,807,800
41,905	Heineken Holding NV	3,029,735

		4,837,535

	Philippines—0.4%
6,997,100	Alliance Global Group, Inc.	743,423

	Singapore—4.2%
62,904	DBS Group Holdings, Ltd.	2,159,323
194,715	United Overseas Bank, Ltd.	5,491,929

		7,651,252

	South Korea—4.7%
15,005	DB Insurance Co., Ltd.	906,417
8,035	Dentium Co., Ltd.	389,388
43,735	Hana Financial Group, Inc.	1,785,715
66,311	LG Corp.	2,924,621
62,540	Samsung Electronics Co., Ltd.	2,479,428

		8,485,569

	Sweden—2.3%
16,000	Autoliv, Inc.	1,415,200
73,983	Trelleborg AB, Class B	2,753,385

		4,168,585

	Switzerland—9.1%
60,675	Nestlé SA, Registered	6,131,264
42,996	Novartis AG, Registered	4,775,287
16,735	Roche Holding AG	5,507,640

		16,414,191

	United Kingdom—16.4%
242,737	BAE Systems plc	4,897,672
280,000	CNH Industrial NV	3,438,400
82,845	Computacenter plc	2,628,922
201,529	CVS Group plc	2,611,640
124,793	Diageo plc	3,258,647
229,117	Grafton Group plc	2,550,624
243,576	Howden Joinery Group plc	2,276,228
354,645	Inchcape plc	3,066,979
1,504,280	Johnson Service Group plc	2,586,277

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne International Value Fund II - Currency Unhedged

Portfolio of Investments

March 31, 2025

Shares		Value*

	United Kingdom (continued)
127,255	SThree plc	$436,510
2,741,248	Vertu Motors plc	1,866,538

		29,618,437

	United States—3.2%
6,510	Alphabet, Inc., Class A	1,006,706
115,762	Ionis Pharmaceuticals, Inc.(a)	3,492,540
8,000	Johnson & Johnson	1,326,720

		5,825,966

TOTAL COMMON STOCKS (Cost $140,213,419)		173,274,948

PREFERRED STOCKS—1.1%
	Chile—0.8%
502,909	Embotelladora Andina SA, Class A	1,442,045

Shares			Value*

	Germany—0.3%
648	KSB AG		$548,403

TOTAL PREFERRED STOCKS (Cost $1,767,673)			1,990,448

INVESTMENTS IN SECURITIES (Cost $141,981,092)		96.8%	175,265,396
OTHER ASSETS AND LIABILITIES (Net)		3.2	5,707,915

NET ASSETS		100.0%	$180,973,311

*	See Note 2 in Notes to Financial Statements.
(a)	Non-income producing security.

Abbreviations:

ADR — American Depositary Receipt

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne Value Fund

Portfolio of Investments

March 31, 2025

Shares		Value*

COMMON STOCKS—94.6%

	Belgium—0.3%
66,181	Fagron NV	$1,355,214

	Canada—1.8%
18,010	Lassonde Industries, Inc., Class A	2,637,712
180,543	Winpak, Ltd.	4,917,343

		7,555,055

	China—3.0%
231,680	Baidu, Inc., Class A(a)	2,674,482
1,006,590	Haitian International Holdings, Ltd.	2,674,076
345,561	Shanghai Mechanical and Electrical Industry Co., Ltd., Class B	400,398
2,349,905	Uni-President China Holdings, Ltd.	2,705,297
215,487	Wuliangye Yibin Co., Ltd., Class A	3,906,033

		12,360,286

	Finland—1.2%
227,906	Kemira Oyj	4,952,216

	France—14.9%
73,222	Alten SA	7,138,817
49,140	Arkema SA	3,758,879
299,826	Rubis SCA	8,462,104
48,202	Safran SA	12,677,879
12,410	Sopra Steria Group	2,304,357
150,328	Tarkett SA(a)	2,776,772
95,170	Teleperformance SE	9,559,719
236,380	TotalEnergies SE	15,215,175

		61,893,702

	Germany—5.9%
54,875	Brenntag SE	3,553,247
190,881	DHL Group	8,186,813
143,555	Fresenius SE & Co., KGaA(a)	6,122,655
4,783	Rheinmetall AG	6,837,142

		24,699,857

	Hong Kong—2.1%
1,046,000	Chow Sang Sang Holdings International, Ltd.	949,672
214,000	Luk Fook Holdings International, Ltd.	421,305
692,967	Prudential plc	7,472,036

		8,843,013

	Japan—8.3%
110,975	ADEKA Corp.	2,009,961
72,285	Dentsu Group, Inc.	1,601,190
94,205	Fuso Chemical Co., Ltd.	2,184,901
37,260	Hosokawa Micron Corp.	1,020,374
36,595	Inaba Denki Sangyo Co., Ltd.	935,375
352,585	Kanadevia Corp.	2,178,192
160,830	Koito Manufacturing Co., Ltd.	1,989,665
148,315	Mitsubishi Gas Chemical Co., Inc.	2,324,197

Shares		Value*

	Japan (continued)
86,160	Nifco, Inc.	$2,076,819
139,680	Nippon Sanso Holdings Corp.	4,249,886
28,005	Okamoto Industries, Inc.	950,427
80,005	Shoei Co., Ltd.	913,243
88,200	Star Micronics Co., Ltd.	1,149,881
250,250	Subaru Corp.	4,495,255
77,040	Taikisha, Ltd.	1,185,155
225,715	Takara Holdings, Inc.	1,732,710
87,100	Transcosmos, Inc.(a)	1,862,307
99,120	YAMABIKO Corp.	1,592,582

		34,452,120

	Mexico—1.2%
54,420	Coca-Cola FEMSA SAB de CV, Sponsored ADR	4,968,002

	Netherlands—3.1%
113,350	Aalberts NV	3,860,841
128,033	Heineken Holding NV	9,256,797

		13,117,638

	Philippines—0.2%
6,542,900	Alliance Global Group, Inc.	695,165

	Singapore—2.5%
371,712	United Overseas Bank, Ltd.	10,484,123

	South Korea—3.1%
16,075	DB Insurance Co., Ltd.	971,053
11,335	Dentium Co., Ltd.	549,310
95,475	Hana Financial Group, Inc.	3,898,278
70,858	LG Corp.	3,125,165
61,295	LX Holdings Corp.	267,721
105,905	Samsung Electronics Co., Ltd.	4,198,654

		13,010,181

	Sweden—2.0%
26,854	Autoliv, Inc.	2,375,236
373,593	Husqvarna AB, Class B	1,775,780
111,490	Trelleborg AB, Class B	4,149,262

		8,300,278

	Switzerland—7.7%
118,780	Nestlé SA, ADR	12,016,973
50,749	Novartis AG, Registered	5,636,363
44,523	Roche Holding AG	14,652,921

		32,306,257

	United Kingdom—10.1%
389,775	BAE Systems plc	7,864,437
650,620	CNH Industrial NV	7,989,614
150,005	Computacenter plc	4,760,112
350,760	CVS Group plc	4,545,544
62,715	Diageo plc, Sponsored ADR	6,571,905
223,196	Grafton Group plc	2,484,709
252,750	Howden Joinery Group plc	2,361,959

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne Value Fund

Portfolio of Investments

March 31, 2025

Shares		Value*

	United Kingdom (continued)
282,425	Inchcape plc	$2,442,419
1,269,763	Johnson Service Group plc	2,183,077
205,013	SThree plc	703,236

		41,907,012

	United States—27.2%
48,389	Alphabet, Inc., Class A	7,482,875
48,220	Atmus Filtration Technologies, Inc.	1,771,121
1,589	AutoZone, Inc.(a)	6,058,507
76,760	Bank of America Corp.	3,203,195
27	Berkshire Hathaway, Inc., Class A(a)	21,557,923
107,535	Enterprise Products Partners LP	3,671,245
372,000	Envista Holdings Corp.(a)	6,420,720
35,160	FedEx Corp.	8,571,305
190,425	Ionis Pharmaceuticals, Inc.(a)	5,745,122
55,241	Johnson & Johnson	9,161,167
150,612	Sealed Air Corp.	4,352,687
131,295	Truist Financial Corp.	5,402,789
122,928	U-Haul Holding Co.	7,274,879
14,394	Vertex Pharmaceuticals, Inc.(a)	6,978,499
215,131	Wells Fargo & Co.	15,444,255

		113,096,289

TOTAL COMMON STOCKS (Cost $ 263,144,357)		393,996,408

PREFERRED STOCKS—1.4%

	Chile—0.3%
492,000	Embotelladora Andina SA, Class A	1,410,764

	Germany—1.1%
91,851	Dr. Ing. h.c. F. Porsche AG	4,595,481

TOTAL PREFERRED STOCKS (Cost $8,224,185)		6,006,245

Shares		Value*

REGISTERED INVESTMENT COMPANY—3.5%
14,425,733	Dreyfus Government Securities Cash Management– Institutional Shares 4.15%(b) (Cost $14,425,733)	$14,425,733

Face Value

U.S. TREASURY BILL—1.0%
$4,000,000	4.215%(c) due 05/29/2025 (Cost $3,973,191)	3,972,691

INVESTMENTS IN SECURITIES (Cost $289,767,466)	100.5%	418,401,077

UNREALIZED APPRECIATION ON FORWARD CONTRACTS (Net)	0.0 (d)	52,885

OTHER ASSETS AND LIABILITIES (Net)	(0.5)	(2,106,273)

NET ASSETS	100.0%	$416,347,689

*	See Note 2 in Notes to Financial Statements.
(a)	Non-income producing security.
(b)	Rate disclosed is the 7-day yield at March 31, 2025.
(c)	Rate represents annualized yield at date of purchase.
(d)	Amount represents less than 0.1% of net assets.

Abbreviations:

ADR — American Depositary Receipt

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne Value Fund

Schedule of Forward Exchange Contracts

March 31, 2025

Contracts		Counter- party	Settlement Date	Contract Value on Origination Date	Value 03/31/25*	Unrealized Appreciation (Depreciation)
FORWARD EXCHANGE CONTRACTS TO BUY(a)
7,400,000	Philippine Peso	SSB	4/3/25	$127,157	$129,305	$2,148
11,300,000	Swedish Krona	NTC	4/15/25	1,095,193	1,125,952	30,759

TOTAL				$1,222,350	$1,255,257	$32,907

FORWARD EXCHANGE CONTRACTS TO SELL(a)
630,000	Canadian Dollar	SSB	9/9/25	$(471,169)	$(441,120)	$30,049
2,600,000	Canadian Dollar	SSB	1/16/26	(1,828,655)	(1,830,586)	(1,931)
1,040,000,000	Chilean Peso	SSB	8/14/25	(1,092,437)	(1,090,907)	1,530
18,400,000	Chinese Yuan	SSB	5/9/25	(2,595,937)	(2,539,700)	56,237
9,800,000	Chinese Yuan	JPM	5/23/25	(1,391,454)	(1,353,844)	37,610
34,500,000	Chinese Yuan	JPM	3/6/26	(4,857,126)	(4,849,253)	7,873
10,000,000	European Union Euro	NTC	4/15/25	(11,013,350)	(10,810,773)	202,577
9,700,000	European Union Euro	BNY	5/23/25	(10,730,761)	(10,508,821)	221,940
12,500,000	European Union Euro	BNY	5/30/25	(13,789,262)	(13,548,512)	240,750
3,500,000	European Union Euro	NTC	11/6/25	(3,848,404)	(3,827,355)	21,049
14,200,000	European Union Euro	SSB	2/19/26	(14,965,763)	(15,612,855)	(647,092)
1,800,000	Great Britain Pound Sterling	BNY	5/23/25	(2,288,934)	(2,323,196)	(34,262)
2,500,000	Great Britain Pound Sterling	JPM	7/28/25	(3,245,575)	(3,226,308)	19,267
4,400,000	Great Britain Pound Sterling	NTC	8/14/25	(5,583,204)	(5,677,965)	(94,761)
6,400,000	Great Britain Pound Sterling	SSB	1/30/26	(7,880,768)	(8,249,523)	(368,755)
9,700,000	Hong Kong Dollar	SSB	4/3/25	(1,248,329)	(1,246,848)	1,481
3,500,000	Hong Kong Dollar	JPM	5/23/25	(451,335)	(450,476)	859
4,500,000	Hong Kong Dollar	BNY	9/11/25	(581,023)	(580,135)	888
6,500,000	Hong Kong Dollar	SSB	12/12/25	(839,116)	(838,909)	207
5,200,000	Hong Kong Dollar	SSB	2/20/26	(671,267)	(671,669)	(402)
160,000,000	Japanese Yen	SSB	4/25/25	(1,091,171)	(1,072,958)	18,213
466,000,000	Japanese Yen	JPM	5/30/25	(3,138,380)	(3,137,585)	795
434,000,000	Japanese Yen	SSB	6/30/25	(2,880,213)	(2,931,743)	(51,530)
220,000,000	Japanese Yen	JPM	8/29/25	(1,581,746)	(1,495,152)	86,594
145,000,000	Japanese Yen	SSB	9/9/25	(1,043,585)	(986,538)	57,047
190,000,000	Japanese Yen	BNY	10/2/25	(1,373,130)	(1,295,691)	77,439
105,000,000	Japanese Yen	JPM	1/13/26	(695,579)	(722,740)	(27,161)
470,000,000	Japanese Yen	SSB	2/19/26	(3,223,041)	(3,246,036)	(22,995)
300,000,000	Japanese Yen	JPM	3/30/26	(2,091,124)	(2,079,358)	11,766
485,000,000	Japanese Yen	SSB	4/7/26	(3,349,781)	(3,363,722)	(13,941)
23,500,000	Mexican Peso	JPM	6/9/25	(1,262,813)	(1,138,042)	124,771
17,000,000	Mexican Peso	BNY	7/18/25	(898,853)	(819,240)	79,613
8,200,000	Mexican Peso	SSB	4/7/26	(384,703)	(382,828)	1,875
44,000,000	Philippine Peso	SSB	4/3/25	(778,761)	(768,842)	9,919
11,800,000	Philippine Peso	JPM	11/26/25	(199,123)	(205,198)	(6,075)
1,100,000	Singapore Dollar	NTC	5/14/25	(828,376)	(820,324)	8,052
1,900,000	Singapore Dollar	SSB	11/24/25	(1,437,660)	(1,430,323)	7,337
10,000,000	Singapore Dollar	SSB	1/30/26	(7,490,356)	(7,551,623)	(61,267)
1,650,000,000	South Korean Won	JPM	5/14/25	(1,231,803)	(1,123,162)	108,641
1,760,000,000	South Korean Won	JPM	6/10/25	(1,296,787)	(1,199,809)	96,978
4,500,000,000	South Korean Won	JPM	3/11/26	(3,138,885)	(3,109,771)	29,114
6,600,000,000	South Korean Won	JPM	3/30/26	(4,579,517)	(4,565,109)	14,408
1,000,000,000	South Korean Won	SSB	4/7/26	(693,193)	(691,870)	1,323
46,500,000	Swedish Krona	NTC	4/15/25	(4,438,060)	(4,633,341)	(195,281)
2,500,000	Swiss Franc	BNY	6/10/25	(2,886,299)	(2,849,507)	36,792
1,000,000	Swiss Franc	SSB	12/22/25	(1,171,509)	(1,164,332)	7,177
8,800,000	Swiss Franc	JPM	1/7/26	(10,180,119)	(10,263,332)	(83,213)
1,600,000	Swiss Franc	SSB	4/7/26	(1,892,186)	(1,883,713)	8,473

TOTAL				$(154,630,622)	$(154,610,644)	$19,978

Unrealized Appreciation on Forward Contracts (Net)						$52,885

*	See Note 2 in Notes to Financial Statements.
(a)	Primary risk exposure being hedged against is currency risk.

Counterparty Abbreviations:

BNY — The Bank of New York Mellon

JPM — JPMorgan Chase Bank NA

NTC — Northern Trust Company

SSB — State Street Bank and Trust Company

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne Worldwide High Dividend Yield Value Fund

Portfolio of Investments

March 31, 2025

Shares		Value*

COMMON STOCKS—91.0%

	Belgium—1.1%
7,175	KBC Group NV	$653,290

	China—3.2%
308,710	Haitian International Holdings, Ltd.	820,109
976,845	Uni-President China Holdings, Ltd.	1,124,580

		1,944,689

	Finland—3.5%
95,220	Kemira Oyj	2,069,055

	France—10.6%
58,430	Rubis SCA	1,649,092
6,850	Safran SA	1,801,657
3,235	Sopra Steria Group	600,693
44,294	Tarkett SA(a)	818,173
14,570	Teleperformance SE	1,463,540

		6,333,155

	Germany—3.8%
36,145	DHL Group	1,550,245
1,154	Muenchener Rueckversicherungs AG, Registered	728,265

		2,278,510

	Hong Kong—4.3%
407,000	Hang Lung Group, Ltd.	599,390
22,115	Jardine Matheson Holdings, Ltd.	933,978
360,840	Johnson Electric Holdings, Ltd.	728,276
172,775	Luk Fook Holdings International, Ltd.	340,144

		2,601,788

	Japan—11.3%
42,370	ADEKA Corp.	767,399
19,655	Dentsu Group, Inc.	435,379
45,315	Inaba Denki Sangyo Co., Ltd.	1,158,260
56,600	Kuraray Co., Ltd.	699,551
48,915	Mitsubishi Gas Chemical Co., Inc.	766,531
36,975	Nippon Express Holdings, Inc.	675,520
49,970	Shoei Co., Ltd.	570,399
38,870	Subaru Corp.	698,224
17,685	Sumitomo Heavy Industries, Ltd.	363,360
30,400	Transcosmos, Inc.(a)	649,990

		6,784,613

	Mexico—3.4%
9,925	Coca-Cola FEMSA SAB de CV, Sponsored ADR	906,053
531,475	Megacable Holdings SAB de CV	1,111,881

		2,017,934

	Netherlands—2.3%
19,775	Aalberts NV	673,561
9,560	Heineken Holding NV	691,189

		1,364,750

Shares		Value*

	Singapore—5.4%
47,884	DBS Group Holdings, Ltd.	$1,643,727
55,229	United Overseas Bank, Ltd.	1,557,732

		3,201,459

	South Korea—2.5%
11,110	DB Insurance Co., Ltd.	671,129
13,365	LG Corp.	589,458
53,223	LX Holdings Corp.	232,465

		1,493,052

	Sweden—3.5%
3,000	Autoliv, Inc.	265,350
30,705	SKF AB, Class B	622,455
31,750	Trelleborg AB, Class B	1,181,622

		2,069,427

	Switzerland—13.7%
28,420	Nestlé SA, Registered	2,871,867
16,072	Novartis AG, Registered	1,785,013
6,570	Roche Holding AG	2,162,246
1,947	Zurich Insurance Group AG	1,358,945

		8,178,071

	United Kingdom—14.7%
113,836	BAE Systems plc	2,296,854
53,710	CNH Industrial NV	659,559
32,215	Computacenter plc	1,022,279
68,020	Diageo plc	1,776,166
40,695	Grafton Group plc	453,033
47,690	Howden Joinery Group plc	445,665
133,180	Inchcape plc	1,151,744
212,874	Pets at Home Group plc	597,804
120,610	SThree plc	413,717

		8,816,821

	United States—7.7%
11,200	Bank of America Corp.	467,376
3,900	Enterprise Products Partners LP	133,146
27,445	FMC Corp.	1,157,904
1,825	Johnson & Johnson	302,658
30,645	Truist Financial Corp.	1,261,042
30,030	U.S. Bancorp	1,267,867

		4,589,993

TOTAL COMMON STOCKS (Cost $42,372,560)		54,396,607

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne Worldwide High Dividend Yield Value Fund

Portfolio of Investments

March 31, 2025

Shares		Value*

REGISTERED INVESTMENT COMPANY—7.8%
4,702,800	Dreyfus Government Securities Cash Management– Institutional Shares 4.15%(b) (Cost $4,702,800)	$4,702,800

INVESTMENTS IN SECURITIES (Cost $47,075,360)	98.8%	59,099,407

OTHER ASSETS AND LIABILITIES (Net)	1.2	698,296

NET ASSETS	100.0%	$59,797,703

*	See Note 2 in Notes to Financial Statements.
(a)	Non-income producing security.
(b)	Rate disclosed is the 7-day yield at March 31, 2025.

Abbreviations:
ADR	— American Depositary Receipt

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne Fund INC.

Statements of Assets and Liabilities

March 31, 2025

	International Value Fund	International Value Fund II - Currency Unhedged	Value Fund	Worldwide High Dividend Yield Value Fund
ASSETS
Investments in securities, at cost(a)	$2,752,877,237	$141,981,092	$289,767,466	$47,075,360

Investments in securities of unaffiliated issuers, at value	$4,353,263,941	$175,265,396	$418,401,077	$59,099,407
Investments in securities of affiliated issuers, at value	121,601,180	—	—	—
Cash	—	3,884,751	—	—
Dividends and interest receivable	16,284,334	892,123	1,447,244	302,555
Recoverable foreign withholding taxes	28,735,638	1,704,199	1,092,493	463,504
Receivable for Fund shares sold	816,897	4,200	202,049	10,150
Unrealized appreciation on forward exchange contracts (Note 2)	47,991,075	—	1,661,551	—
Prepaid expense	68,149	4,060	4,551	1,628

Total Assets	$4,568,761,214	$181,754,729	$422,808,965	$59,877,244

LIABILITIES
Unrealized depreciation of forward exchange contracts (Note 2)	$ 15,589,101	$ —	$ 1,608,666	$ —
Payable for Fund shares redeemed	4,275,707	574,792	45,134	10,044
Investment advisory fee payable (Note 3)	3,149,947	128,335	286,162	41,222
Payable for investment securities purchased	12,103,845	—	4,214,212	—
Shareholder servicing and administration fees payable (Note 3)	103,385	1,455	11,712	1,549
Directors’ fees payable	29,959	2,090	1,787	744
Due to custodian	67,071	—	179,725	3,135
Fund administration and accounting fees payable	298,278	12,302	26,159	3,768
Legal and audit fees payable	244,467	8,169	24,032	456
Accrued expenses and other payables	904,450	54,275	63,687	18,623

Total Liabilities	36,766,210	781,418	6,461,276	79,541

NET ASSETS	$4,531,995,004	$180,973,311	$416,347,689	$59,797,703

NET ASSETS consists of
Paid-in capital	2,628,368,019	144,731,138	277,881,991	46,815,042
Total distributable earnings	1,903,626,985	36,242,173	138,465,698	12,982,661

Total Net Assets	$4,531,995,004	$180,973,311	$416,347,689	$59,797,703

CAPITAL STOCK (common stock outstanding)	165,199,264	11,894,226	23,275,928	10,335,934

NET ASSET VALUE offering price per share	$ 27.43	$ 15.22	$ 17.89	$ 5.79

(a)

Includes investments in securities of affiliated issuers, at cost for International Value Fund, International Value Fund II – Currency Unhedged, Value Fund and Worldwide High Dividend Yield Value Fund of $107,019,575, $0, $0 and $0, respectively (Note 4).

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne Fund INC.

Statements of Operations

For the Year Ended March 31, 2025

	International Value Fund	International Value Fund II - Currency Unhedged	Value Fund	Worldwide High Dividend Yield Value Fund
INVESTMENT INCOME
Dividends(a)	$184,571,428	$9,271,160	$12,888,120	$2,617,372
Less foreign withholding taxes	(16,944,319)	(941,484)	(1,108,176)	(192,600)
Interest	3,285,315	—	203,944	—
Other	8,211,937	658,230	538,879	62,485

Total Investment Income	179,124,361	8,987,906	12,522,767	2,487,257

EXPENSES
Investment advisory fee (Note 3)	67,460,817	3,137,987	5,425,029	802,810
Transfer agent fees (Note 3)	2,530,374	86,139	151,104	41,777
Fund administration and accounting fees (Note 3)	1,305,194	53,556	97,901	15,033
Custodian fees (Note 3)	1,112,685	65,584	67,040	16,694
Legal and audit fees	879,049	44,982	79,356	13,361
Directors’ fees and expenses (Note 3)	839,320	40,768	64,363	10,357
Shareholder servicing and administration fees (Note 3)	418,192	16,741	35,649	5,242
Registration fees	43,228	26,834	27,560	25,711
Interest expense	—	12,532	—	—
Other	1,774,459	110,812	115,276	38,076

Total expenses before waivers	76,363,318	3,595,935	6,063,278	969,061

Investment advisory fees waived (Note 3)	(4,563)	(31,452)	—	(66,691)

Net Expenses	76,358,755	3,564,483	6,063,278	902,370

NET INVESTMENT INCOME	102,765,606	5,423,423	6,459,489	1,584,887

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities(a)(b)	1,041,598,643	60,886,718	64,363,699	5,478,757
Forward exchange contracts	68,958,050	—	6,096,044	—
Foreign currencies and net other assets	(1,266,838)	(74,218)	(28,300)	(11,437)

Net realized gain	1,109,289,855	60,812,500	70,431,443	5,467,320

Net unrealized appreciation (depreciation) of:
Securities(c)	(981,871,391)	(64,406,334)	(65,723,407)	(5,313,488)
Forward exchange contracts	(15,445,587)	—	(3,023,755)	—
Foreign currencies and net other assets	404,970	27,668	6,267	(287)

Net change in unrealized appreciation (depreciation)	(996,912,008)	(64,378,666)	(68,740,895)	(5,313,775)

NET REALIZED AND UNREALIZED GAIN (LOSS)	112,377,847	(3,566,166)	1,690,548	153,545

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$215,143,453	$1,857,257	$8,150,037	$1,738,432

(a)	Dividends and Net realized gain (loss) on securities from affiliated issuers for International Value Fund were $3,288,853 and $162,605, respectively (Note 4).
(b)

Net realized gain (loss) on securities includes realized gains of $511,403,343, $21,918,654, $25,392,533, and $3,523,621 for International Value Fund, International Value Fund II - Currency Unhedged, Value Fund and Worldwide High Dividend Yield Value Fund, respectively, for redemption-in-kind activity, which will not be recognized by the Funds for tax purposes (Note 6).

(c)	Net change in unrealized appreciation (depreciation) of securities from affiliated issuers for International Value Fund was $3,742,137 (Note 4).

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne Fund INC.

Statements of Changes in Net Assets

	International Value Fund		International Value Fund II – Currency Unhedged
	Year Ended 3/31/2025	Year Ended 3/31/2024	Year Ended 3/31/2025	Year Ended 3/31/2024
INVESTMENT ACTIVITIES:
Net investment income	$102,765,606	$91,721,600	$5,423,423	$7,550,795
Net realized gain	1,109,289,855	337,460,453	60,812,500	6,476,099
Net change in unrealized appreciation (depreciation)	(996,912,008)	178,222,009	(64,378,666)	20,262,908

Net increase in net assets resulting from operations	215,143,453	607,404,062	1,857,257	34,289,802

DISTRIBUTIONS:
Distributions to shareholders	(458,511,784)	(259,301,054)	(35,566,360)	(6,696,927)

CAPITAL STOCK TRANSACTIONS:
Net decrease in net assets from Fund share transactions (Note 5)	(1,165,903,542)	(414,060,067)	(142,367,662)	(126,526,184)

Net decrease in net assets	(1,409,271,873)	(65,957,059)	(176,076,765)	(98,933,309)

NET ASSETS:
Beginning of year	5,941,266,877	6,007,223,936	357,050,076	455,983,385

End of year	$4,531,995,004	$5,941,266,877	$180,973,311	$357,050,076

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne Fund INC.

Statements of Changes in Net Assets

	Value Fund		Worldwide High Dividend Yield Value Fund
	Year Ended 3/31/2025	Year Ended 3/31/2024	Year Ended 3/31/2025	Year Ended 3/31/2024
INVESTMENT ACTIVITIES:
Net investment income	$6,459,489	$4,665,633	$1,584,887	$1,707,726
Net realized gain	70,431,443	29,207,161	5,467,320	2,975,242
Net change in unrealized appreciation (depreciation)	(68,740,895)	28,533,553	(5,313,775)	2,486,698

Net increase in net assets resulting from operations	8,150,037	62,406,347	1,738,432	7,169,666

DISTRIBUTIONS:
Distributions to shareholders	(42,865,894)	(30,901,815)	(3,798,415)	(2,543,483)

CAPITAL STOCK TRANSACTIONS:
Net increase (decrease) in net assets from Fund share transactions (Note 5)	(6,101,711)	1,039,826	(5,712,323)	(6,925,967)

Net increase (decrease) in net assets	(40,817,568)	32,544,358	(7,772,306)	(2,299,784)

NET ASSETS:
Beginning of year	457,165,257	424,620,899	67,570,009	69,869,793

End of year	$416,347,689	$457,165,257	$59,797,703	$67,570,009

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne Fund INC.

Financial Highlights

Tweedy, Browne International Value Fund

For a Fund share outstanding throughout each year.

	Year Ended 3/31/2025		Year Ended 3/31/2024		Year Ended 3/31/2023		Year Ended 3/31/2022		Year Ended 3/31/2021
Net asset value, beginning of year	$28.79		$27.16		$28.14		$29.41		$21.99

Income from investment operations:
Net investment income	0.58	(a)	0.44	(a)	0.43	(a)	0.37	(a)	0.23
Net realized and unrealized gain on investments	0.60		2.43		0.04		0.95		7.45

Total from investment operations	1.18		2.87		0.47		1.32		7.68

Distributions:
Net investment income	(0.49)		(0.46)		(0.40)		(0.41)		(0.26)
Distributions from net realized gains	(2.05)		(0.78)		(1.05)		(2.18)		—

Total distributions	(2.54)		(1.24)		(1.45)		(2.59)		(0.26)

Net asset value, end of year	$27.43		$28.79		$27.16		$28.14		$29.41

Total return(b)	4.59%		10.99%		1.94%		4.36%		34.89	%(c)

Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$4,531,995		$5,941,267		$6,007,224		$6,306,407		$6,419,446
Ratio of operating expenses to average net assets	1.41%		1.39%		1.40%		1.34%		1.37%
Ratio of operating expenses to average net assets excluding waivers of expenses	1.41%		1.39%		1.40%		1.38%		1.38%
Ratio of net investment income to average net assets	1.90	%(a)	1.56	%(a)	1.55	%(a)	1.19	%(a)	0.83%
Portfolio turnover rate	17%		12%		15%		10%		11%

(a)

Includes the impact of refunded European tax reclaims. If these reclaims were not included the Net Investment Income per Share would have been $0.53, $0.40, $0.40 and $0.35 and the Ratio of Net Investment Income to Average Net Assets would have been 1.75%, 1.42%, 1.44% and 1.10% for the years ending March 31, 2025, March 31, 2024, March 31, 2023 and March 31, 2022, respectively.

(b)	Total return represents aggregate total return for the periods indicated.
(c)

The net asset value (NAV) disclosed in the March 31, 2020 annual report reflects adjustments in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP) and as such, differs from the NAV reported on March 31, 2020. The total return reported is based on the unadjusted NAV which was the official NAV for executing transactions on March 31, 2020. The total return based on the NAV which reflects the adjustments in accordance with U.S. GAAP is (16.74)% for the year ended March 31, 2020 and 35.02% for the year ended March 31, 2021.

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne Fund INC.

Financial Highlights

Tweedy, Browne International Value Fund II - Currency Unhedged

For a Fund share outstanding throughout each year.

	Year Ended 3/31/2025		Year Ended 3/31/2024		Year Ended 3/31/2023		Year Ended 3/31/2022		Year Ended 3/31/2021
Net asset value, beginning of year	$17.63		$16.36		$16.31		$16.30		$11.66

Income from investment operations:
Net investment income	0.44	(a)	0.34	(a)	0.27	(a)	0.18	(a)	0.09
Net realized and unrealized gain (loss) on investments	(0.19)		1.23		0.04	(b)	0.01		4.69

Total from investment operations	0.25		1.57		0.31		0.19		4.78

Distributions:
Net investment income	(0.37)		(0.30)		(0.26)		(0.18)		(0.10)
Distributions from net realized gains	(2.29)		—		—		—		(0.04)

Total distributions	(2.66)		(0.30)		(0.26)		(0.18)		(0.14)

Net asset value, end of year	$15.22		$17.63		$16.36		$16.31		$16.30

Total return(c)	2.15%		9.74%		1.99%		1.13%		40.87	%(d)

Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$180,973		$357,050		$455,983		$520,524		$486,338
Ratio of operating expenses to average net assets	1.42%		1.38%		1.39%		1.34%		1.37%
Ratio of operating expenses to average net assets excluding recoupments and/or waivers/ reimbursements of expenses	1.43%		1.39%		1.39%		1.37%		1.37%
Ratio of net investment income to average net assets	2.16	%(a)	1.85	%(a)	1.68	%(a)	1.07	%(a)	0.66%
Portfolio turnover rate	13%		13%		11%		8%		25%

(a)

Includes the impact of refunded European tax reclaims. If these reclaims were not included the Net Investment Income per Share would have been $0.39, $0.32, $0.26 and $0.17 and the Ratio of Net Investment Income to Average Net Assets would have been 1.90%, 1.71%, 1.60% and 1.02% for the years ending March 31, 2025, March 31, 2024, March 31, 2023 and March 31, 2022, respectively.

(b)

The amount per share shown does not correlate with net realized and unrealized gain/(loss) on investments for the year due to the timing of purchases and sales of the Fund’s shares in relation to the fluctuating market values of the Fund’s investments.

(c)	Total return represents aggregate total return for the periods indicated.
(d)

The net asset value (NAV) disclosed in the March 31, 2020 annual report reflects adjustments in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP) and as such, differs from the NAV reported on March 31, 2020. The total return reported is based on the unadjusted NAV which was the official NAV for executing transactions on March 31, 2020. The total return based on the NAV which reflects the adjustments in accordance with U.S. GAAP is (21.08)% for the year ended March 31, 2020 and 41.12% for the year ended March 31, 2021.

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne Fund INC.

Financial Highlights

Tweedy, Browne Value Fund

For a Fund share outstanding throughout each year.

	Year Ended 3/31/2025		Year Ended 3/31/2024		Year Ended 3/31/2023		Year Ended 3/31/2022		Year Ended 3/31/2021
Net asset value, beginning of year	$19.54		$18.25		$19.10		$20.38		$15.34

Income from investment operations:
Net investment income	0.30	(a)	0.21	(a)	0.18	(a)	0.17	(a)	0.11
Net realized and unrealized gain on investments	0.04		2.47		0.10		0.93		5.31

Total from investment operations	0.34		2.68		0.28		1.10		5.42

Distributions:
Net investment income	(0.24)		(0.20)		(0.18)		(0.18)		(0.12)
Distributions from net realized gains	(1.75)		(1.19)		(0.95)		(2.20)		(0.26)

Total distributions	(1.99)		(1.39)		(1.13)		(2.38)		(0.38)

Net asset value, end of year	$17.89		$19.54		$18.25		$19.10		$20.38

Total return(b)	2.11%		15.35%		1.74%		5.35%		35.58%

Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$416,348		$457,165		$424,621		$440,823		$426,946
Ratio of operating expenses to average net assets	1.40%		1.38%		1.40%		1.34%		1.37%
Ratio of operating expenses to average net assets excluding waiver and/or reimbursements of expenses	1.40%		1.39%		1.40%		1.39%		1.40%
Ratio of net investment income to average net assets	1.49	%(a)	1.08	%(a)	0.99	%(a)	0.77	%(a)	0.59%
Portfolio turnover rate	18%		21%		20%		20%		18%

(a)

Includes the impact of refunded European tax reclaims. If these reclaims were not included the Net Investment Income per Share would have been $0.27, $0.19, $0.17 and $0.16 and the Ratio of Net Investment Income to Average Net Assets would have been 1.36%, 0.98%, 0.93% and 0.73% for the years ending March 31, 2025, March 31, 2024, March 31, 2023 and March 31, 2022, respectively.

(b)	Total return represents aggregate total return for the periods indicated.

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne Fund INC.

Financial Highlights

Tweedy, Browne Worldwide High Dividend Yield Value Fund

For a Fund share outstanding throughout each year.

	Year Ended 3/31/2025		Year Ended 3/31/2024		Year Ended 3/31/2023		Year Ended 3/31/2022		Year Ended 3/31/2021
Net asset value, beginning of year	$5.97		$5.57		$6.37		$7.76		$6.30

Income from investment operations:
Net investment income	0.15	(a)	0.14	(a)	0.14	(a)	0.19	(a)	0.14
Net realized and unrealized gain (loss) on investments	0.02		0.47		(0.32)		(0.02)		1.94

Total from investment operations	0.17		0.61		(0.18)		0.17		2.08

Distributions:
Net investment income	(0.14)		(0.13)		(0.14)		(0.20)		(0.14)
Distributions from net realized gains	(0.21)		(0.08)		(0.48)		(1.36)		(0.48)

Total distributions	(0.35)		(0.21)		(0.62)		(1.56)		(0.62)

Net asset value, end of year	$5.79		$5.97		$5.57		$6.37		$7.76

Total return(b)	3.14%		11.40%		(2.30)%		1.97%		33.80%

Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$59,798		$67,570		$69,870		$83,978		$111,800
Ratio of operating expenses to average net assets	1.41%		1.39%		1.38%		1.34%		1.37%
Ratio of operating expenses to average net assets excluding waiver and/or reimbursements of expenses	1.51%		1.50%		1.48%		1.48%		1.45%
Ratio of net investment income to average net assets	2.47	%(a)	2.56	%(a)	2.46	%(a)	2.26	%(a)	1.82%
Portfolio turnover rate	7%		16%		11%		16%		22%

(a)

Includes the impact of refunded European tax reclaims. If these reclaims were not included the Net Investment Income per Share would have been $0.14, $0.12, $0.13 and $0.17 and the Ratio of Net Investment Income to Average Net Assets would have been 2.37%, 2.30%, 2.21% and 2.04% for the years ending March 31, 2025, March 31, 2024, March 31, 2023 and March 31, 2022, respectively.

(b)	Total return represents aggregate total return for the periods indicated.

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne Fund INC.

Notes to Financial Statements

1. Organization

Tweedy, Browne Fund Inc. (the “Company”) is an open-end management investment company registered with the United States Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company was organized as a Maryland corporation on January 28, 1993. Tweedy, Browne International Value Fund (“International Value Fund”), Tweedy, Browne International Value Fund II – Currency Unhedged (“International Value Fund II – Currency Unhedged”), Tweedy, Browne Value Fund (“Value Fund”), and Tweedy, Browne Worldwide High Dividend Yield Value Fund (“Worldwide High Dividend Yield Value Fund”) (each a “Fund” and together, the “Funds”) are each a diversified series of the Company.

The Funds commenced operations as follows:

International Value Fund	06/15/93
International Value Fund II - Currency Unhedged	10/26/09
Value Fund	12/08/93
Worldwide Worldwide High Dividend Yield Value Fund	09/05/07

International Value Fund and International Value Fund II – Currency Unhedged seek long-term capital growth by investing primarily in foreign equity securities that Tweedy, Browne Company LLC (the “Investment Adviser”) believes are undervalued. Value Fund seeks long-term capital growth by investing primarily in U.S. and foreign equity securities that the Investment Adviser believes are undervalued. Worldwide High Dividend Yield Value Fund seeks long-term capital growth by investing primarily in U.S. and foreign equity securities that the Investment Adviser believes to have above-average dividend yields and valuations that are reasonable.

2. Significant Accounting Policies

The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 – Investment Companies, which is part of U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

Portfolio Valuation. Under normal circumstances, portfolio securities and other assets listed on a U.S. national securities exchange, comparable foreign securities exchange or through any system providing for contemporaneous publication of actual prices (and not subject to restrictions against sale by the Fund on such exchange or system) are valued at the last quoted sale price at or prior to the close of regular trading on the New York Stock Exchange or, if applicable, the NASDAQ Official Closing Price (“NOCP”), unless, in the view of the Valuation Designee (the Investment Adviser has been appointed “Valuation Designee” by the Company’s Board of Directors), such price is not reliable, or there is significant market movement that calls for application of fair value factors provided by a third party, as described below. Under normal circumstances, portfolio securities and other assets that are readily marketable but for which there are no reported sales on the valuation date, whether because they are not traded in a system providing for same day publication of sales or because there were no sales reported on such date, are generally valued at the mean between the last asked price and the last bid price prior to the close of regular trading, unless, in the view of the Valuation Designee, such price is not reliable. Forward exchange contracts are valued at the forward rate. Securities and other assets for which current market quotations are not readily available, and those securities which are generally not readily marketable due to significant legal or contractual restrictions, are valued at fair value as determined in good faith by the Valuation Designee pursuant to the Company’s Valuation Policies and Procedures, which were approved by the Company’s Board of Directors. Securities and other assets for which the most recent market quotations may not be reliable (including because the last sale price does not reflect current market value at the time of valuing the Fund’s assets due to developments since such last price) may be valued at fair value if the Valuation Designee concludes that fair valuation will likely result in a more accurate net asset valuation. The Company has retained a third-party service provider that, under certain circumstances (including certain market movements) selected by the Company, provides fair value pricing for international equity securities whose principal markets are no longer open when the Funds calculate their net asset values. This means that a Fund’s net asset value may be based, at least in part, on prices other than those determined as of the close of the principal market in which such assets trade. The Funds’ use of fair value pricing may cause the net asset value of a Fund’s shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments, and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. Under normal circumstances, debt securities purchased with a remaining maturity of more than 60 days are valued through pricing obtained by pricing services approved by the Valuation Designee. Debt securities purchased with a remaining maturity of 60 days or less are valued at amortized cost, unless the Valuation Designee determines, in good faith, that such value does not represent fair value, in which case the securities will be valued in the same manner as debt securities

Tweedy, Browne Fund INC.

Notes to Financial Statements

with a remaining maturity in excess of 60 days or otherwise fair valued. Investments in open-end mutual funds are valued at net asset value (NAV) except that stable NAV money funds held in a cash sweep vehicle will generally be priced at cost ($1).

Fair Value Measurements. The inputs and valuation techniques used to determine fair value of the Funds’ investments are summarized into three levels as described in the hierarchy below:

• Level 1 –	quoted prices in active markets for identical securities

• Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)

• Level 3 –	significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value each Fund’s assets carried at fair value as of March 31, 2025. See each Fund’s respective Portfolio of Investments for details on portfolio holdings.

International Value Fund	Total Value at March 31, 2025	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities:
Common Stocks
Belgium	$18,972,053	$—	$18,972,053	$—
China	98,341,058	—	98,341,058	—
Czech Republic	2,167,787	—	2,167,787	—
Finland	63,443,905	—	63,443,905	—
France	563,665,100	28,207,392	535,457,708	—
Germany	312,953,245	—	312,953,245	—
Hong Kong	110,078,786	—	110,078,786	—
Japan	343,101,602	—	343,101,602	—
Netherlands	200,502,494	—	200,502,494	—
Singapore	199,400,223	—	199,400,223	—
South Korea	171,682,228	—	171,682,228	—
Sweden	117,403,688	29,610,937	87,792,751	—
Switzerland	773,440,932	76,374,682	697,066,250	—
United Kingdom	709,156,241	246,336,062	462,820,179	—
All Other Countries	573,624,658	573,624,658	—	—
Preferred Stocks
Chile	31,667,645	31,667,645	—	—
Croatia	2,044,876	—	2,044,876	—
Registered Investment Company	133,271,694	133,271,694	—	—
U.S. Treasury Bill	49,946,906	—	49,946,906	—

Total Investments in Securities	4,474,865,121	1,119,093,070	3,355,772,051	—
Other Financial Instruments:
Asset
Unrealized appreciation of forward exchange contracts	47,991,075	—	47,991,075	—
Liability
Unrealized depreciation of forward exchange contracts	(15,589,101)	—	(15,589,101)	—

Total	$4,507,267,095	$1,119,093,070	$3,388,174,025	$—

Tweedy, Browne Fund INC.

Notes to Financial Statements

International Value Fund II - Currency Unhedged	Total Value at March 31, 2025	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities:
Common Stocks
Belgium	$1,628,157	$—	$1,628,157	$—
China	4,175,620	—	4,175,620	—
Finland	6,254,860	—	6,254,860	—
France	29,294,122	5,934,719	23,359,403	—
Germany	11,517,274	—	11,517,274	—
Hong Kong	5,584,837	—	5,584,837	—
Japan	22,795,392	—	22,795,392	—
Netherlands	4,837,535	—	4,837,535	—
Singapore	7,651,252	—	7,651,252	—
South Korea	8,485,569	—	8,485,569	—
Sweden	4,168,585	1,415,200	2,753,385	—
Switzerland	16,414,191	—	16,414,191	—
United Kingdom	29,618,437	11,703,296	17,915,141	—
All Other Countries	20,849,117	20,849,117	—	—
Preferred Stocks
Chile	1,442,045	1,442,045	—	—
Germany	548,403	—	548,403	—

Total	$175,265,396	$41,344,377	$133,921,019	$—

Value Fund	Total Value at March 31, 2025	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities:
Common Stocks
Belgium	$1,355,214	$—	$1,355,214	$—
China	12,360,286	—	12,360,286	—
Finland	4,952,216	—	4,952,216	—
France	61,893,702	2,776,772	59,116,930	—
Germany	24,699,857	—	24,699,857	—
Hong Kong	8,843,013	—	8,843,013	—
Japan	34,452,120	—	34,452,120	—
Netherlands	13,117,638	—	13,117,638	—
Singapore	10,484,123	—	10,484,123	—
South Korea	13,010,181	—	13,010,181	—
Sweden	8,300,278	2,375,236	5,925,042	—
Switzerland	32,306,257	12,016,973	20,289,284	—
United Kingdom	41,907,012	23,732,559	18,174,453	—
All Other Countries	126,314,511	126,314,511	—	—
Preferred Stocks
Chile	1,410,764	1,410,764	—	—
Germany	4,595,481	—	4,595,481	—
Registered Investment Company	14,425,733	14,425,733	—	—
U.S. Treasury Bill	3,972,691	—	3,972,691	—

Total Investments in Securities	418,401,077	183,052,548	235,348,529	—
Other Financial Instruments:
Asset
Unrealized appreciation of forward exchange contracts	1,661,551	—	1,661,551	—
Liability
Unrealized depreciation of forward exchange contracts	(1,608,666)	—	(1,608,666)	—

Total	$418,453,962	$183,052,548	$235,401,414	$—

Tweedy, Browne Fund INC.

Notes to Financial Statements

Worldwide High Dividend Yield Value Fund	Total Value at March 31, 2025	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities:
Common Stocks
Belgium	$653,290	$—	$653,290	$—
China	1,944,689	—	1,944,689	—
Finland	2,069,055	—	2,069,055	—
France	6,333,155	818,173	5,514,982	—
Germany	2,278,510	—	2,278,510	—
Hong Kong	2,601,788	—	2,601,788	—
Japan	6,784,613	—	6,784,613	—
Netherlands	1,364,750	—	1,364,750	—
Singapore	3,201,459	—	3,201,459	—
South Korea	1,493,052	—	1,493,052	—
Sweden	2,069,427	265,350	1,804,077	—
Switzerland	8,178,071	—	8,178,071	—
United Kingdom	8,816,821	1,811,303	7,005,518	—
All Other Countries	6,607,927	6,607,927	—	—
Registered Investment Company	4,702,800	4,702,800	—	—

Total	$59,099,407	$ 14,205,553	$ 44,893,854	$—

Foreign Currency. The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Unrealized gains and losses from investments in securities that result from changes in foreign currency exchange rates, have been included in net unrealized appreciation/depreciation of securities. All other unrealized gains and losses that result from changes in foreign currency exchange rates have been included in net unrealized appreciation/depreciation of foreign currencies and net other assets. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investments, securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in the exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on investment securities sold.

Forward Exchange Contracts. International Value Fund and Value Fund enter into forward exchange contracts for hedging purposes in order to reduce their exposure to fluctuations in foreign currency exchange on their portfolio holdings. Forward exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by each Fund as an unrealized gain or loss on the Fund’s Statement of Operations. When the contract is closed, each Fund records a realized gain or loss on the Statement of Operations equal to the difference between the value of the contract at the time that it was opened and the value of the contract at the time that it was closed. The difference between the value of a Fund’s open contracts at March 31, 2025 and the value of those contracts at the time they were opened is included on the Statement of Assets and Liabilities as unrealized appreciation of forward exchange contracts (for contracts with unrealized gains) or unrealized depreciation of forward exchange contracts (for contracts with unrealized losses). A Fund may be required to post collateral with respect to certain “non-deliverable” forward exchange contracts in an unrealized loss position, and may receive collateral from the counterparty for certain non-deliverable forward exchange contracts in an unrealized gain position. Collateral is usually in the form of cash or U.S. Treasury Bills. Daily movement of collateral is subject to minimum threshold amounts. Collateral posted by a Fund is held in a segregated account at the Fund’s custodian bank, and is reported on the Statement of Assets and Liabilities as Cash segregated as collateral. Collateral received by a Fund is held in escrow in the Fund’s custodian bank, and is not reported on the Fund’s Statement of Assets and Liabilities, but would be disclosed in Note 9.

The use of forward exchange contracts does not eliminate fluctuations in the underlying prices of the International Value Fund’s and Value Fund’s investment securities, but it does establish a rate of exchange that can be achieved in the future. Although forward exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the hedged currency increase. In addition, the International Value and Value Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

Tweedy, Browne Fund INC.

Notes to Financial Statements

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. In the case of certain foreign securities, dividend income is recorded as soon after the ex-date as the Funds become aware of such dividend. Interest income and expenses are recorded on an accrual basis.

Foreign Taxes. The Funds may be subject to foreign taxes on dividend and interest income, gains on investments or currency purchase/repatriation, all or a portion of which may be recoverable. Each Fund applies for refunds where available. The Funds will accrue such taxes and recoveries as applicable, based on their current interpretation of tax rules and regulations that exist in the markets in which they invest.

As a result of several court rulings in certain European countries, the Funds may also file withholding tax reclaims in certain jurisdictions to recover all or a portion of amounts withheld in prior periods that may now be reclaimable. Any payments received on such withholding tax reclaims are included in Other Income in the Statements of Operations and are recorded when the amount is known and there are no significant uncertainties on collectability.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, will be declared and paid annually for International Value Fund, International Value Fund II – Currency Unhedged, and Value Fund and semi-annually for Worldwide High Dividend Yield Value Fund. Distributions from realized capital gains after utilization of capital loss carryforwards, if any, will be declared and paid annually for each of the Funds. Additional distributions of net investment income and capital gains from the Funds may be made at the discretion of the Board of Directors in order to avoid the application of a 4% non-deductible federal excise tax on certain undistributed amounts of ordinary income and capital gains. Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences and differing characterization of distributions made by the Funds.

Federal Income Taxes. Each Fund has qualified and intends to continue to qualify as a regulated investment company by complying with the requirements of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and by distributing substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Funds are not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, the Funds’ conclusions may be subject to future review based on changes in accounting standards or tax laws and regulations or the interpretation thereof. In addition, utilization of any capital loss carryforwards could be subject to limitations imposed by the Code related to share ownership changes. Each of the Funds’ tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Expenses. Expenses directly attributable to each Fund as a diversified series of the Company are charged to such Fund. Other expenses of the Company are allocated to each series based on the average net assets of each series or other equitable allocation method.

Segment Reporting. During the reporting period, the Fund adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of ASU 2023-07 exclusively impacted financial statement disclosures only and did not affect the Fund’s financial position or performance. The intent of ASU 2023-07 is, through improved segment disclosures, to enable investors to better understand an entity’s overall performance. The Investment Adviser acts as the Fund’s chief operating decision maker (“CODM”). The CODM has determined that the Funds each have a single operating segment as the CODM monitors the operating results of the Funds as a whole and the Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its respective prospectus, based on a defined investment strategy which is executed by the Fund’s Investment Adviser.

3. Investment Advisory Fee, Other Related Party Transactions and Administration Fee

The Company, on behalf of each Fund, has entered into separate investment advisory agreements with the Investment Adviser (each, an “Advisory Agreement”). Under the Advisory Agreement with respect to International Value Fund, International Value Fund pays the Investment Adviser a fee at the annual rate of 1.25% on the Fund’s average daily net assets up to $10.3 billion, and 0.75% on the remaining amount, if any. Under the Advisory Agreements with respect to each of International Value Fund II –Currency Unhedged, Value Fund and Worldwide High Dividend Yield Value Fund, each Fund pays the Investment Adviser a fee at the annual rate of 1.25% of the Fund’s average daily net assets. The fee is payable monthly, provided that each Fund makes interim payments as may be requested by the Investment Adviser of up to 75% of the amount of the fee then accrued on the books of the Fund and unpaid. For the year ended March 31, 2025, the Investment Adviser earned $67,460,817, $3,137,987, $5,425,029 and $802,810 in fees, prior to any waivers and/or reimbursements, from International Value Fund, International Value Fund II –

Tweedy, Browne Fund INC.

Notes to Financial Statements

Currency Unhedged, Value Fund and Worldwide High Dividend Yield Value Fund, respectively.

With respect to International Value Fund, the Investment Adviser has entered into a voluntary fee waiver agreement with the Fund pursuant to which the Investment Adviser is entitled to receive investment advisory fees from the Fund at an annual rate of 1.25% on the first $6 billion of the Fund’s average daily net assets, 0.80% on the next $1 billion of the Fund’s average daily net assets over $6 billion up to $7 billion, 0.70% on the next $1 billion of the Fund’s average daily net assets over $7 billion up to $8 billion, and 0.60% on the remaining amount, if any, of average daily net assets over $8 billion. This arrangement with International Value Fund will remain in place at least through July 31, 2025. For the year ended March 31, 2025 the Investment Adviser waived $4,563 in fees from International Value Fund.

With respect to International Value Fund II – Currency Unhedged, Value Fund and Worldwide High Dividend Yield Value Fund, the Investment Adviser has voluntarily agreed to waive a portion of each Fund’s investment advisory fees and/or reimburse a portion of each Fund’s expenses to the extent necessary to keep each Fund’s expense ratio in line with the expense ratio of International Value Fund. (For purposes of this calculation, each Fund’s acquired fund fees and expenses, brokerage costs, interest, taxes and extraordinary expenses are disregarded, and each Fund’s expense ratio is rounded to two decimal points.) This arrangement will remain in place at least through July 31, 2025. For the year ended March 31, 2025, the Investment Adviser waived and/or reimbursed $31,452, $0 and $66,691 in fees from International Value Fund II – Currency Unhedged Fund, Value Fund and Worldwide High Dividend Yield Value Fund, respectively. No waivers are subject to recoupment by the Investment Adviser.

The Company pays the Investment Adviser for certain shareholder servicing and administration services provided to the Funds at an annual amount of $475,000, which is allocated pro-rata based on the relative average net assets of the Funds.

No officer, director or employee of the Investment Adviser, the Funds’ administrator, The Bank of New York Mellon (“BNY”) or any parent or subsidiary of those corporations receives any compensation from the Company for serving as a director or officer of the Company. The Company pays each Independent Director $149,000 annually, in quarterly increments of $37,250, plus out-of-pocket expenses for their services as directors. The Lead Independent Director receives an additional annual fee of $31,000 and the Audit Committee Chair receives an additional annual fee of $10,250. These fees are allocated pro-rata based on the relative average net assets of the Funds.

The Company, on behalf of the Funds, has entered into an administration agreement (the “Administration Agreement”) with BNY, a subsidiary of The Bank of New York Mellon Corporation. Under the Administration Agreement, the Company pays BNY an administration fee and a fund accounting fee computed daily and payable monthly at the following annual rates of the aggregate average daily net assets of the Funds, allocated according to each Fund’s net assets:

	Up to $1 Billion	Between $1 Billion and $5 Billion	Between $5 Billion and $10 Billion	Exceeding $10 Billion
Administration Fees	0.0300%	0.0180%	0.0100%	0.0090%
Accounting Fees	0.0075%	0.0060%	0.0050%	0.0040%

BNY, serves as the Funds’ custodian pursuant to a custody agreement. BNY Investment Servicing (US) Inc., a subsidiary of The Bank of New York Mellon Corporation, serves as the Funds’ transfer agent.

AMG Distributors, Inc., an affiliate of the Investment Adviser, serves as the distributor to the Funds. The Investment Adviser pays all distribution-related expenses. No distribution fees are paid by the Funds.

At March 31, 2025, excluding unaffiliated platforms that hold shares of the Funds via omnibus accounts, the Funds are aware of one shareholder who owned 5.6% of International Value Fund II – Currency Unhedged’s outstanding shares; three shareholders who collectively owned 38.9% of Value Fund’s outstanding shares; and three shareholders who collectively owned 39.3% of Worldwide High Dividend Yield Value Fund’s outstanding shares. Significant transactions by these shareholders could have an impact on each respective Fund.

Tweedy, Browne Fund INC.

Notes to Financial Statements

4. Securities Transactions

The 1940 Act defines “affiliated companies” to include securities in which a fund owns 5% or more of the outstanding voting shares of an issuer. The following chart lists the issuers owned by International Value Fund that may be deemed “affiliated companies,” as well as transactions that occurred in the securities of such issuers during the year ended March 31, 2025:

Shares Held at 3/31/24	Name of Issuer†	Value at 3/31/24	Purchase Cost	Sales Proceeds	Value at 3/31/25	Shares Held at 3/31/25	Dividend Income 4/1/24 to 3/31/25	Net Realized Gain (Loss) 4/1/24 3/31/25	Change in Net Unrealized Appreciation 4/1/24 to 3/31/25
—	CVS Group PLC	$—	$58,333,113	$—	$53,524,680	4,130,268	$429,862	$—	$(4,808,433)
251,390	Lassonde Industries Inc, Class A	27,634,788	—	—	36,818,133	251,390	743,544	—	9,183,345
68,178	Phoenix Mecano AG, Registered	34,516,674	—	2,788,137	31,258,367	63,203	2,115,447	162,605	(632,775)
		$62,151,462	$58,333,113	$2,788,137	$121,601,180		$3,288,853	$162,605	$3,742,137

†	Issuer countries: United Kingdom, Canada and Switzerland, respectively.

None of the other Funds owned 5% or more of the outstanding voting shares of any issuer.

The cost of purchases and proceeds from sales of investment securities, excluding short-term investments and in-kind transactions, for the year ended March 31, 2025, are as follows:

	International Value Fund	International Value Fund II - Currency Unhedged	Value Fund	Worldwide High Dividend Yield Value Fund
Purchases	$857,979,023	$30,326,259	$75,399,572	$4,072,856
Sales	$1,548,867,196	$150,968,811	$88,056,924	$9,081,079

5. Capital Stock

The Company is authorized to issue 2.0 billion shares of $0.0001 par value capital stock, of which 600,000,000, 600,000,000, 400,000,000 and 400,000,000 shares have been designated as shares of International Value Fund, International Value Fund II – Currency Unhedged, Value Fund and Worldwide High Dividend Yield Value Fund, respectively. Changes in shares outstanding were as follows:

	Year Ended March 31, 2025		Year Ended March 31, 2024

International Value Fund	Shares	Amount	Shares	Amount
Sold	33,138,422	$915,657,911	15,734,457	$432,290,114
Reinvested	15,522,268	403,578,977	8,732,229	231,229,310
Redeemed	(89,839,983)	(2,485,140,430)	(39,240,907)	(1,077,579,491)
Net Decrease	(41,179,293)	$(1,165,903,542)	(14,774,221)	$(414,060,067)

International Value Fund II – Currency Unhedged	Shares	Amount	Shares	Amount
Sold	3,769,322	$58,600,244	1,067,570	$17,829,778
Reinvested	1,804,683	26,113,763	331,813	5,411,870
Redeemed	(13,930,431)	(227,081,669)	(9,027,513)	(149,767,832)
Net Decrease	(8,356,426)	$(142,367,662)	(7,628,130)	$(126,526,184)

Value Fund	Shares	Amount	Shares	Amount
Sold	1,883,182	$35,648,215	500,549	$9,483,884
Reinvested	2,404,492	41,429,392	1,667,355	29,812,307
Redeemed	(4,403,433)	(83,179,318)	(2,042,759)	(38,256,365)
Net Increase (Decrease)	(115,759)	$(6,101,711)	125,145	$1,039,826

Tweedy, Browne Fund INC.

Notes to Financial Statements

	Year Ended March 31, 2025		Year Ended March 31, 2024

Worldwide High Dividend Yield Value Fund	Shares	Amount	Shares	Amount
Sold	1,446,029	$8,156,303	146,668	$820,636
Reinvested	621,013	3,493,998	427,198	2,344,546
Redeemed	(3,044,476)	(17,362,624)	(1,807,112)	(10,091,149)
Net Decrease	(977,434)	$(5,712,323)	(1,233,246)	$(6,925,967)

6. Liquidity

ReFlow Fund LLC — The Funds may participate in the ReFlow Fund LLC liquidity program (“ReFlow”), which is designed to provide an alternative liquidity source for funds experiencing redemptions. In order to pay cash to shareholders who redeem their shares on a given day, a fund typically must hold cash in its portfolio, liquidate portfolio securities, or borrow money. ReFlow provides participating funds with another source of cash by standing ready to purchase shares from a fund up to the amount of the fund’s net redemptions on a given day, cumulatively limited to the lesser of 3% of the outstanding voting shares of a fund, or a total investment amount of $85,000,000 in any one fund at any one time. A fund is not guaranteed to receive cash from ReFlow on any given day as the allocation of ReFlow’s cash is based on the results of ReFlow’s automated daily auction process among participating mutual funds. Following purchases of fund shares, ReFlow then generally redeems those shares (in cash or in-kind) when the fund experiences net sales, at the end of a maximum holding period, currently eight days, determined by ReFlow, or at other times at ReFlow’s discretion. In return for this service, the Fund will pay a fee to ReFlow at a rate determined by a daily auction with other participating mutual funds. While ReFlow holds fund shares, it will have the same rights and privileges with respect to those shares as any other shareholder.

During the year ended March 31, 2025, the following Funds utilized ReFlow. The shares ReFlow subscribed to and redemptions-in-kind were as follows:

Fund	Shares ReFlow Subscribed to	Redemptions-in-kind	Service Fees
International Value Fund	22,915,242	$604,538,779	$935,892
International Value Fund II - Currency Unhedged	2,488,348	36,606,253	54,746
Value Fund	1,628,477	28,755,319	44,030
Worldwide High Dividend Yield Value Fund	1,046,629	5,630,536	10,198

7. Income Tax Information

The character of distributions paid on a tax basis during the fiscal year ended March 31, 2025 is as follows:

Distributions paid from:	International Value Fund	International Value Fund II – Currency Unhedged	Value Fund	Worldwide High Dividend Yield Value Fund
Ordinary income	$88,383,468	$4,895,068	$5,134,415	$1,522,620
Long-term capital gain	370,128,316	30,671,292	37,731,479	2,275,795
Total Distributions	$458,511,784	$35,566,360	$42,865,894	$3,798,415

The character of distributions paid on a tax basis during the fiscal year ended March 31, 2024 is as follows:

Distributions paid from:	International Value Fund	International Value Fund II – Currency Unhedged	Value Fund	Worldwide High Dividend Yield Value Fund
Ordinary income	$132,253,951	$6,696,927	$5,030,654	$1,597,505
Long-term capital gain	127,047,103	—	25,871,161	945,978
Total distributions	$259,301,054	$6,696,927	$30,901,815	$2,543,483

Tweedy, Browne Fund INC.

Notes to Financial Statements

As of March 31, 2025, the components of distributable earnings on a tax basis were as follows:

	International Value Fund	International Value Fund II – Currency Unhedged	Value Fund	Worldwide High Dividend Yield Value Fund
Undistributed ordinary income	$21,380,159	$1,403,299	$1,965,726	$275,366
Undistributed long-term capital gain	160,352,914	1,573,283	9,242,471	712,031
Unrealized appreciation/ (depreciation)	1,721,893,912	33,265,591	127,257,501	11,995,264
Accumulated capital and other losses	—	—	—	—
Total	$1,903,626,985	$36,242,173	$138,465,698	$12,982,661

The Funds may have temporary or permanent book/tax differences. Permanent differences are due to tax equalization utilized. Temporary differences are due to capital loss carryforwards, mark-to-market on forward contracts, mark-to-market on passive foreign investment companies, wash sale loss deferrals and partnership transactions. Temporary differences will reverse at some time in the future. Reclassifications are recorded to the Funds’ capital accounts for any permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations. For the year ended March 31, 2025, permanent book and tax basis differences resulting primarily from the utilization of equalization were identified and reclassified among the components of each Fund’s net assets as follows:

	International Value Fund	International Value Fund II – Currency Unhedged	Value Fund	Worldwide High Dividend Yield Value Fund
Distributable earnings	$(701,130,758)	$(33,365,459)	$(29,884,072)	$(4,191,084)
Paid-in-capital	701,130,758	33,365,459	29,884,072	4,191,084

Results of operations and net assets were not affected by these reclassifications.

As of March 31, 2025, the Funds did not have any capital loss carryforwards. During the year ended March 31, 2025, the Funds did not utilize capital loss carryforwards.

Net capital and foreign currency losses incurred after October 31 and certain ordinary losses incurred after December 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended March 31, 2025, the Funds did not defer late year and ordinary losses.

As of March 31, 2025, the aggregate cost of securities in each Fund’s portfolio for federal tax purposes is as follows:

International Value Fund	$2,754,292,752
International Value Fund II - Currency Unhedged	$141,981,099
Value Fund	$291,080,616
Worldwide Worldwide High Dividend Yield Value Fund	$47,082,149

The aggregate gross unrealized appreciation/depreciation and net unrealized appreciation as computed on a federal income tax basis at March 31, 2025 for each Fund is as follows:

	Gross Appreciation	Gross Depreciation	Net Appreciation
International Value Fund	$1,871,491,896	$(149,597,984)	$1,721,893,912
International Value Fund II - Currency Unhedged	43,740,238	(10,474,647)	33,265,591
Value Fund	149,696,158	(22,438,657)	127,257,501
Worldwide High Dividend Yield Value Fund	16,743,237	(4,747,973)	11,995,264

8. Foreign Securities and Certain Other Risks

Investing in foreign securities involves additional risks beyond those associated with investing in U.S. securities. These risks, which are more pronounced in emerging markets, include changes in exchange rates and exchange rate controls (which may include suspension of the ability to transfer currency from a given country); costs incurred in conversions between currencies; non-negotiable brokerage commissions; less publicly available information; not generally being subject to uniform standards, practices and requirements with respect to accounting, auditing and financial reporting; lower trading volume and/or liquidity; delayed settlements; greater market volatility; the difficulty in enforcing obligations and contractual and other rights; less securities regulation; different tax provisions (including withholding on interest and dividends paid to a Fund); less well established contract law; war; seizure; political and social instability; and diplomatic developments.

Each Fund may invest in securities of Chinese issuers. Investments in securities of companies domiciled in the People’s Republic of China (“China”) involve a high degree of risk and special considerations not typically associated with investing in other foreign or emerging securities markets. Such heightened risks include, among others: (a) military conflicts; (b) an authoritarian government, which, despite reforms and privatizations of companies in certain sectors, still exercises substantial influence over many aspects of the private sector, resulting in risks of losses due to expropriation, nationalization, confiscation of assets and property, and the imposition of restrictions on foreign investments and on repatriation of capital invested; (c) less regulatory oversight of issuers, brokers and other market participants; (d) currency risks associated with the Chinese Renminbi, including

Tweedy, Browne Fund INC.

Notes to Financial Statements

possible liquidity disruptions and the interference with conversion rights; (e) tax rules; (f) less rigorous accounting, auditing and financial reporting standards and practices than international accounting standards, which may result insignificant differences in the preparation of financial statements; and (g) to the extent investments are made through Stock Connect, a program that allows non-Chinese investors to invest in Chinese stocks and China A-Shares, substantial limitations imposed by the program, including, among other things, market wide quota limitations, new technologies risks, bans on day-trading, different trading holidays, and the sudden loss of a security’s eligibility to trade in the program.

Each Fund invests a significant portion of its assets in securities of issuers located in Europe. The European financial markets have experienced, and may continue to experience, severe economic and financial difficulties, including risks associated with high levels of debt and negative interest rates. Among other things, these developments have adversely affected the value and exchange rate of the Euro and other currencies, and may continue to significantly affect the economies of European countries, which in turn may have a material adverse effect on the Funds’ investments in such countries, other countries that depend on European countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain European countries, particularly to the extent a Fund does not hedge its exposure to foreign currency.

Actions taken by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. In addition, the United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union, in the future, which would have significant implications and could negatively affect the value and liquidity of the Funds’ investments.

Certain of the Fund’s investments may operate in, or have dealings with, countries subject to sanctions or embargos imposed by the U.S. government, foreign governments, or the United Nations or other international organizations. For example, the ongoing conflict due to Russia’s invasion of Ukraine, the ongoing conflict in the Middle East, and the rapidly evolving measures in response could be expected to have a negative impact on the economy and business activity globally (including in the countries in which the Funds invest). The severity and duration of these conflicts and their impact on global economic and market conditions are impossible to predict, and as a result, present material uncertainty and risk with respect to the Funds and their investments and operations, and the ability of the Funds to achieve their investment objectives.

The occurrence of events similar to those in recent years, such as localized wars, instability, new and ongoing pandemics (such as COVID-19), epidemics or outbreaks of infectious diseases in certain parts of the world, and catastrophic events such as fires, floods, earthquakes, tornadoes, hurricanes and global health epidemics, terrorist attacks in the U.S. and around the world, social and political discord, debt crises, sovereign debt downgrades, increasingly strained relations between the U.S. and a number of foreign countries, changes in trade policies, including the imposition of tariffs and retaliatory responses, new and continued political unrest in various countries, the exit or potential exit of one or more countries from the EU or the EMU, continued changes in the balance of political power among and within the branches of the U.S. government and government shutdowns, among others, may result in market volatility, may have long term effects on the U.S. and worldwide financial markets, and may cause further economic uncertainties in the U.S. and worldwide.

Investments in a fund which purchases value-oriented stocks as its guiding principle involve special risks. The Funds offer investors the opportunity to invest in a diversified portfolio of securities whose market prices may be well below the stocks’ intrinsic values at time of purchase. The Adviser may be wrong in its assessment of a company’s value, and the stocks owned by a Fund may not reach what the Adviser believes are their true or intrinsic values. The market may not favor value-oriented stocks and may not favor equities at all, which may cause a Fund’s relative performance to suffer. There may be periods during which a Fund is unable to find securities that meet its value investment criteria. If a Fund is selling investments or experiencing net subscriptions during those periods, the Fund could have a significant cash position, which could adversely impact the Fund’s performance under certain market conditions and could make it more difficult for the Fund to achieve its investment objective.

9. Derivative Instruments

During the year ended March 31, 2025, International Value Fund and Value Fund had derivative exposure to forward foreign currency exchange contracts. The primary underlying risk exposure for these derivatives is foreign currency risk. International Value Fund II – Currency Unhedged and Worldwide High Dividend Yield Value Fund had no exposure to derivatives. For open contracts at March 31, 2025, see the Portfolio of Investments.

Tweedy, Browne Fund INC.

Notes to Financial Statements

The following table summarizes the volume of the International Value and Value Funds’ forward foreign currency exchange contract activity during the year ended March 31, 2025:

	International Value Fund	Value Fund
Average Notional Amount Purchased	$182,688,882	$3,756,249
Average Notional Amount Sold	$2,930,643,090	$155,196,453
Notional Amount Purchased at March 31, 2025	$229,437,041	$1,222,350
Notional Amount Sold at March 31, 2025	$2,777,039,529	$154,630,622

The following table presents the value of derivatives held as of March 31, 2025, by their respective location on the Statements of Assets and Liabilities:

Statement of Assets and Liabilities

Derivative	Assets Location	International Value Fund	Value Fund

Forward exchange contracts	Unrealized appreciation of forward exchange contracts	$47,991,075	$1,661,551

Derivative	Liabilities Location	International Value Fund	Value Fund

Forward exchange contracts	Unrealized depreciation of forward exchange contracts	$15,589,101	$1,608,666

The following table presents the effect of derivatives on the Statements of Operations for the year ended March 31, 2025:

Statement of Operations
Derivative	Location	International Value Fund	Value Fund

Forward exchange contracts	Net realized gain (loss) on forward exchange contracts	$68,958,050	$6,096,044

Derivative	Location	International Value Fund	Value Fund

Forward exchange contracts	Net change in unrealized appreciation (depreciation) of forward exchange contracts	$(15,445,587)	$(3,023,755)

For financial reporting purposes, the Funds do not offset assets and liabilities across derivative types that are subject to master netting arrangements on the Statements of Assets and Liabilities.

The following table presents derivative assets net of amounts available for offset under a master netting agreement for forward currency contracts as of March 31, 2025:

Counterparty	Derivative Assets – Gross(a)	Derivatives Available for Offset	Collateral Received	Derivative Assets – Net(b)

International Value Fund

BNY	$10,370,806	$—	$—	$10,370,806

JPM	16,355,399	3,050,656	4,270,000	9,034,743

NTC	14,280,760	4,713,012	—	9,567,748

SSB	6,984,110	6,984,110	—	—

Total	$47,991,075	$14,747,778	$4,270,000	$28,973,297

Value Fund

BNY	$657,422	$34,262	$—	$623,160

JPM	538,676	116,449	220,000	202,227

NTC	262,437	262,437	—	—

SSB	203,016	203,016	—	—

Total	$1,661,551	$616,164	$220,000	$825,387

The following table presents derivative liabilities net of amounts available for offset under a master netting agreement for forward currency contracts as of March 31, 2025:

Counterparty	Derivative Liabilities – Gross(a)	Derivatives Available for Offset	Collateral Posted	Derivative Liabilities – Net(c)

International Value Fund

BNY	$—	$—	$—	$—

JPM	3,050,656	3,050,656	—	—

NTC	4,713,012	4,713,012	—	—

SSB	7,825,433	6,984,110	—	841,323

Total	$15,589,101	$14,747,778	$—	$841,323

Value Fund

BNY	$34,262	$34,262	$—	$—

JPM	116,449	116,449	—	—

NTC	290,042	262,437	—	27,605

SSB	1,167,913	203,016	—	964,897

Total	$1,608,666	$616,164	$—	$992,502

(a)	As presented in the Statement of Assets and Liabilities.
(b)	Net amount represents the net receivable due from counterparty in the event of default.
(c)	Net amount represents the net payable due to counterparty in the event of default.

Counterparty Abbreviations:

BNY	—	The Bank of New York Mellon
JPM	—	JPMorgan Chase Bank NA
NTC	—	Northern Trust Company
SSB	—	State Street Bank and Trust Company

Tweedy, Browne Fund INC.

Notes to Financial Statements

10. Committed Line of Credit

The Company, acting on behalf of and for the account of each Fund, has entered into a line of credit agreement with BNY (the “Credit Agreement”) that established a revolving credit facility of $75,000,000 (the “Facility”) that may be used by the Funds for certain temporary or emergency purposes, including the meeting of redemption requests. Each Fund pays a commitment fee of 0.25% per annum on its pro rata share of the unused portion of the committed line. The interest rate on borrowing under the Credit Agreement is the higher of the Federal Funds Effective Rate or the secured overnight financing rate (SOFR) plus applicable margin of 1.25%. The Facility has a 364-day term currently in effect through April 15, 2026.

During the year ended March 31, 2025, the International Value Fund II – Currency Unhedged Fund had loans outstanding for thirteen calendar days at a weighted average interest rate and average dollar amount of borrowings on days a loan was outstanding of 6.58% and $14,700,000, respectively. No other Funds borrowed under the Credit Agreement during the period. As of March 31, 2025, there were no loans outstanding with respect to the Credit Agreement.

11. Indemnifications

Under the Company’s organizational documents, its directors and officers are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the course of business, the Company enters into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Investment Adviser believes the risk of loss under these arrangements to be remote.

TWEEDY, BROWNE FUND INC.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Tweedy, Browne Fund Inc. and Shareholders of Tweedy, Browne International Value Fund, Tweedy, Browne International Value Fund II – Currency Unhedged, Tweedy, Browne Value Fund and Tweedy, Browne Worldwide High Dividend Yield Value Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Tweedy, Browne International Value Fund, Tweedy, Browne International Value Fund II – Currency Unhedged, Tweedy, Browne Value Fund and Tweedy, Browne Worldwide High Dividend Yield Value Fund (constituting Tweedy, Browne Fund Inc., hereafter collectively referred to as the “Funds”) as of March 31, 2025, the related statements of operations for the year ended March 31, 2025, the statements of changes in net assets for each of the two years in the period ended March 31, 2025, including the related notes, and the financial highlights for each of the five years in the period ended March 31, 2025 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2025, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2025 and each of the financial highlights for each of the five years in the period ended March 31, 2025 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2025, by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP
New York, New York
May 15, 2025

We have served as the auditor of one or more investment companies in Tweedy, Browne Fund Inc. since 2004.

TWEEDY, BROWNE FUND INC.

Other Information (Unaudited)

1.	Investment in the Funds by Managing Directors and Employees of the Investment Adviser

As of March 31, 2025, the current and retired managing directors and their families, as well as employees of the Investment Adviser, have approximately $173.4 million, $6.7 million, $105.3 million and $7.1 million of their own money invested in International Value Fund, International Value Fund II – Currency Unhedged, Value Fund and Worldwide High Dividend Yield Value Fund, respectively.

2.	Tax Information – year ended March 31, 2025

For shareholders who do not have a March 31, 2025 tax year end, this footnote is for informational purposes only. Form 1099-DIV will be sent to shareholders in February 2026 reporting the amounts and tax characterization of distributions for the 2025 calendar year.

For the fiscal year ended March 31, 2025, the amount of long-term capital gain designated by the Funds and taxable at the lower capital gain rate for federal income tax purposes was:

Fund

International Value Fund	$559,855,731
International Value Fund II - Currency Unhedged	$42,118,097
Value Fund	$42,223,490
Worldwide High Dividend Yield Value Fund	$2,943,384

Of the ordinary income (including short-term capital gain) distributions made by the Funds during the fiscal year ended March 31, 2025, the percentage that qualifies for the dividend received deduction available to corporate shareholders was:

Fund

International Value Fund	7.37%
International Value Fund II - Currency Unhedged	7.90%
Value Fund	24.49%
Worldwide High Dividend Yield Value Fund	17.20%

For the fiscal year ended March 31, 2025, the percentage of the distributions paid by the Funds that qualify for the lower tax rates (qualified dividend income) applicable to individual shareholders was:

Fund

International Value Fund	100%
International Value Fund II - Currency Unhedged	100%
Value Fund	100%
Worldwide High Dividend Yield Value Fund	100%

If the Funds meet the requirements of Section 853 of the Internal Revenue Code, the Funds may elect to pass through to their shareholders credits for foreign taxes paid.

For the fiscal year ended March 31, 2025, the gross income derived from foreign sources and foreign taxes paid were:

International Value Fund

	Dollar Amount	Per Share

Foreign Source Income	$170,882,739	1.0344
Foreign Taxes	$13,042,211	0.0789

International Value Fund II - Currency Unhedged

	Dollar Amount	Per Share

Foreign Source Income	$8,680,983	0.7298
Foreign Taxes	$754,413	0.0634

Value Fund

	Dollar Amount	Per Share

Foreign Source Income	$10,539,563	0.4528
Foreign Taxes	$735,984	0.0316

Worldwide High Dividend Yield Value Fund

	Dollar Amount	Per Share

Foreign Source Income	$2,163,053	0.2093
Foreign Taxes	$144,413	0.0140

3.	Portfolio Information

The Company files each Fund’s complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Company’s Part F of Form N-PORT is available (1) on the SEC’s website at www.sec.gov; (2) for review and copying at the SEC’s Public Reference Room (“PRR”) in Washington, DC; or (3) by calling the Fund at 800-432-4789. Information regarding the operation of the PRR may be obtained by calling 202-551-8090.

4.	Proxy Voting Information

The policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities held by the Funds are included in the Company’s Statement of Additional Information, which is available without charge and upon request by calling the Funds at 800-432-4789 or by visiting the Funds’ website at www.tweedyfunds.com. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, at www.sec.gov.

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Tweedy, Browne Fund INC.

One Station Place
Stamford, CT 06902

p: 1-800-432-4789
w: www.tweedyfunds.com

TB-ANN-0325

Item	8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item	10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Included under Item 7 of this Form.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item	12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item	14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 16. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item	17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Item 19. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Not applicable.

(a)(3)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(4)	Not applicable.

(a)(5)	There was no change in the Registrant’s independent public accountant during the period covered by the report.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Tweedy, Browne Fund Inc.

By (Signature and Title)*	/s/ Thomas H. Shrager
Thomas H. Shrager, President (principal executive officer)

Date	6/2/2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Thomas H. Shrager
Thomas H. Shrager, President (principal executive officer)

Date	6/2/2025

By (Signature and Title)*	/s/ Roger R. de Bree
Roger R. de Bree, Treasurer (principal financial officer)

Date	6/2/2025

* Print the name and title of each signing officer under his or her signature.